THE
BEAR STEARNS
FUNDS

FIXED INCOME FUNDS

       Income Portfolio
       High Yield Total Return Portfolio
       Emerging Markets Debt Portfolio







       SEMI-ANNUAL REPORT
       SEPTEMBER 30, 2000

                                  BEAR
                                 STEARNS

 The
Bear Stearns
 Funds

575 LEXINGTON AVENUE
NEW YORK, NY 10022
1.800.766.4111

Michael Minikes                     Chairman of the Board and
                                    Trustee
Doni L. Fordyce                     President and Trustee
Peter M. Bren                       Trustee
John S. Levy                        Trustee
M.B. Oglesby, Jr.                   Trustee
Robert E. Richardson                Trustee
Robert M. Steinberg                 Trustee
Barry Sommers                       Executive Vice President
Stephen A. Bornstein                Vice President and Secretary
Frank J. Maresca                    Vice President and Treasurer
Vincent L. Pereira                  Assistant Treasurer

INVESTMENT ADVISER                  TRANSFER AND DIVIDEND
Bear Stearns Asset                  DISBURSEMENT AGENT
Management Inc.                     PFPC Worldwide Inc.
575 Lexington Avenue                Bellevue Corporate Center
New York, NY 10022                  400 Bellevue Parkway
                                    Wilmington, DE 19809
ADMINISTRATOR
Bear Stearns Funds                  INDEPENDENT AUDITORS
Management Inc.                     Deloitte & Touche LLP
575 Lexington Avenue                Two World Financial Center
New York, NY 10022                  New York, NY 10281

DISTRIBUTOR                         COUNSEL
Bear, Stearns & Co. Inc.            Kramer Levin
245 Park Avenue                     Naftalis & Frankel LLP
New York, NY 10167                  919 Third Avenue
                                    New York, NY 10022
INCOME PORTFOLIO AND
HIGH YIELD TOTAL RETURN PORTFOLIO:  EMERGING MARKETS DEBT
CUSTODIAN                           PORTFOLIO:
Custodial Trust Company             CUSTODIAN
101 Carnegie Center                 Brown Brothers Harriman &Co.
Princeton, NJ 08540                 40 Water Street
                                    Boston, MA 02109


The financial information included herein is taken from the records of each Portfolio without examination by independent auditors who do not express an opinion thereof.

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.
                                                                   BSF-R-016-07

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                         EMERGING MARKETS DEBT PORTFOLIO
                             LETTER TO SHAREHOLDERS


                                                              October 30, 2000

Dear Shareholders:

We are pleased to present the semi-annual report to shareholders for the Income Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Emerging Markets Debt Portfolio ("EMD Portfolio") for the six months ended September 30, 2000. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" of this report.

INCOME PORTFOLIO

For the six months ended September 30, 2000, the Income Portfolio's Class A shares had a total return of 3.84% (without giving effect to the sales charge) and both Class B and C shares had a total return of 3.50% (without giving effect to the contingent deferred sales charge).(1) The Income Portfolio's broad-based securities market index, the Salomon Smith Barney Broad Investment Grade Bond Index, returned 4.80% for the same period. The Lipper A Rated Bond Fund Index returned 3.78% for the same period.

The major factors driving both the stock and bond markets during the six months ended September 30, 2000, were concerns about the pace of economic growth, what action the Federal Reserve would take in response and what would happen to corporate profits as a result. Fears that the economy was accelerating too fast and that interest rates would continue to rise shifted during the summer to concerns about falling corporate profits in a slowing economy.

Earlier in the year, the fixed income markets expected the Fed to continue raising interest rates to curb possible inflation. However, as it became increasingly clear that the U.S. economy was slowing, fears about Fed intervention abated and the yield curve steepened. The steepening also reflected the market's assessment that, regardless of the outcome of the presidential election, the government's buyback of Treasury bonds would ease. (Buybacks had artificially lowered long-term Treasury yields earlier in the year, causing the yield curve to invert.)

In contrast to the stock market, the bond market as a whole enjoyed relative price stability and positive total returns year to date. However, due to the government's buyback of Treasury bonds, Treasury securities outperformed other sectors during the period.

AVOIDING IDIOSYNCRATIC RISK

In addition to lower earnings, the specter of corporate restructuring contributed to concerns about corporate credit risk. In this environment, industry and individual security selection has become paramount. We continued to overweight quality corporate bonds, concentrating on sectors and sub-sectors most likely to do well in a slowdown, such as energy, financial services, discount retailers and media/telecom. We shortened maturities somewhat throughout the period, but maintained our concentration in the intermediate part of the yield curve. We also continued to overweight asset-backed securities, with their relatively higher returns and insulation from the idiosyncratic risk facing corporate issues, which are immediately vulnerable to disappointing earnings reports.

Given a slowing economy, a battered stock market and a presidential election, we expect the Fed to hold interest rates steady through the end of this year and likely lower them in the first half of 2001. When it does cut rates, or even adopts a neutral bias, both the stock and bond markets should benefit. Going forward, we will continue to seek out value in sectors and individual issues that we expect to perform well even as the economy slows.

HIGH YIELD TOTAL RETURN PORTFOLIO*

For the six months ended September 30, 2000, the High Yield Portfolio's Class A shares had a total return of (0.90)% (without giving effect to the sales charge) and both Class B and C shares had a total return of (1.22)% (without giving effect to the contingent deferred sales charge).(2) The High Yield Portfolio's broad-based securities market index, the Credit Suisse First Boston Global High Yield Index, returned 1.14% for the same period. The Lipper High Yield Bond Fund Index returned (1.18)% for the same period.

The six-month period ended September 30, 2000, was not a good one for high yield bonds. Initially, returns fell on fears that the Federal Reserve would continue to raise interest rates as it had at its meeting in May to curb economic growth. Then, they suffered as it appeared increasingly likely that the economy was slowing, resulting in lower corporate profits. Defaults by issuers in slow-growth sectors of the economy had already begun to rise.

After monopolizing investors' attention throughout the spring and early summer, new economy issues in particular fell out of favor. The wireline telecommunications sector was especially hard hit as many issuers revised business plans, presented more realistic views of their build-out costs and lowered expectations. These issues fell to earth in the third quarter as abruptly as their equity counterparts. Throughout much of the period, the High Yield Portfolio was heavily weighted in technology and telecom in general and media, wireline and wireless telecom in particular. Although the fund held its own in the early summer, it suffered as sentiment shifted away from wireline issues.

THE BUFFER OF DIVERSIFICATION

This downdraft was offset somewhat by the High Yield Portfolio's diversification and positive events involving several of our holdings. Among issuers that announced their intentions to be acquired was Intermedia Communications Inc., a wireline telecom company, which agreed to be taken over by MCI Worldcom. The High Yield Portfolio was also helped by its positions in energy, healthcare and gaming issues, three sectors that did well despite the difficult environment. In addition, we reduced our exposure in the wireline telecom sector over the course of the period.

Regardless of the market's current disdain for telecom and technology, we remain optimistic about the prospects for the high yield market. By the middle of next year economic growth should be more moderate and stable, and defaults from the `97-`98 underwriting cycle should have peaked. After this point, the climate should improve considerably. In fact, should a "soft landing" materialize and more sustainable growth follow, the resulting environment should be ideal for high yield securities, especially for investors who take advantage of the attractive valuations that are currently available.

EMERGING MARKETS DEBT PORTFOLIO**

For the six months ended September 30, 2000, the EMD Portfolio's Class A shares had a total return of 3.23% (without giving effect to the sales charge) and Class B and C shares had a total return of 2.88% and 2.89%, respectively, (without giving effect to the contingent deferred sales charge).(3) The EMD Portfolio's benchmark index, the J.P. Morgan Emerging Market Bond Index-Global Constrained, returned 5.20% for the same period.

During the six months ended September 30, 2000, the emerging debt markets continued to perform well due to continuing improvements in credit quality and diminishing concerns about U.S. short-term interest rates. Initial apprehension about rising rates abated as evidence mounted that the U.S. economy was slowing and it appeared increasingly unlikely that the Federal Reserve would raise short-term rates again this year. While the historical correlation between emerging market debt and U.S. Treasuries is low, these markets still respond to speculation regarding Fed policy.

Several positive trends discussed in previous reports remain in place. Significant structural reform continues in many developing countries, and rising oil prices have benefited trade balances and government revenues. As the period progressed, however, high prices began to be viewed as a double-edged sword. Although they benefit energy exporters, such as Nigeria, Russia, Venezuela, Mexico and Colombia, rising prices have begun to increase concerns about a possible slowdown in global economic growth. This would compound the negative effects on emerging countries that are dependent on imported oil, such as the Philippines, South Korea, Brazil and Bulgaria.

The best-performers among the EMD Portfolio's holdings were Ecuadorian bonds (up 41%), Algerian debt (up nearly 13%) and Venezuelan and Russian bonds (up 11%). Ecuador's bonds made a strong recovery from very depressed levels reached earlier in the year after the government missed coupon payments. Subsequently, a restructuring plan accepted by its bondholders involved less debt forgiveness than had been expected. Returns from Algerian debt increased as higher oil prices produced a large current account surplus and trade relationships improved. Venezuela and Russia also benefited from higher oil revenues. Russia has made significant strides over the past year as foreign exchange reserves have grown, tax collections have increased and new tax and budget reform proposals were introduced.

A REMARKABLE ABILITY TO REBOUND

Interestingly, the worst-performers were bonds that experienced virtually no change over the period, including Nigeria's and Peru's, both down 4%. Nigeria suffered from growing concerns over the possibility of default, while Peru experienced political uncertainty stemming from scandal reaching very close to the President, as well as fears of a military coup. The fact that there have been no significant declines in emerging markets in general reflects perceived improvements in their credit quality as most continue to implement structural reforms. In addition, the markets are exhibiting a remarkable ability to rebound sharply from depressed levels on even modestly positive news.

We believe that emerging market debt remains attractive on a medium-term basis as the commitment to reforms among most policymakers remains surprisingly strong. Where this commitment is wavering, investors remain willing to make investments in exchange for relatively modest action. In addition, credit quality is likely to continue to improve; since the beginning of the year, fifteen countries have received rating upgrades, more than twice the number downgraded.

Near-term the outlook is a bit more uncertain. While the threat of higher U.S. short-term interest rates has receded, the likelihood of confidence-inspiring rate cuts is low. High oil prices, while benefiting certain countries, threaten global growth prospects. Public sector creditors have become more aggressive in encouraging weaker countries to restructure some of their debt. Finally, while the overall commitment to reform and the momentum in credit ratings remain favorable, the outlook for further near-term progress is becoming less clear in a number of countries.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce
-------------------
Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

----------

* Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt securities, such as the risk of greater price fluctuation and the possible loss of principal and income.

** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.

(1) For the six months ended September 30, 2000, the Income Portfolio's Class
    A shares had a total return of (0.81)%, including the initial 4.50% maximum sales charge, Class B shares returned (1.50)%, including the 5.00% CDSC and Class C shares returned 2.85%, including the 1.00% CDSC.

(2) For the six months ended September 30, 2000, the High Yield Portfolio's Class A shares had a total return of (5.35)%, including the initial 4.50% maximum sales charge, Class B shares returned (5.92)%, including the 5.00% CDSC and Class C shares returned (2.16)%, including the 1.00% CDSC.

(3) For the six months ended September 30, 2000, the EMD Portfolio's Class A shares had a total return of (1.43)%, including the initial 4.50% maximum sales charge, Class B shares returned (2.08)%, including the 5.00% CDSC and Class C shares returned 1.89%, including the 1.00% CDSC.

CDSC Refers to the contingent deferred sales charge.


Bear Stearns Asset Management Inc. has waived a portion of its advisory fee and agreed to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

                  T H E   B E A R   S T E A R N S   F U N D S

                              INCOME PORTFOLIO

                             SEPTEMBER 30, 2000
                                (UNAUDITED)

-------------------------------------------------------------------------------
                     TOP TEN INDUSTRY/SECTOR WEIGHTINGS*
-------------------------------------------------------------------------------

                                                                    PERCENT OF
RANK  INDUSTRY/SECTOR                                               NET ASSETS
----  ------------------------------------------------------------  ----------
  1.  U.S. Government Agency Obligations                               35.45
  2.  U.S. Government Obligations                                      11.52
  3.  Industrial                                                       10.82
  4.  Finance                                                          10.41
  5.  Asset-Backed                                                      9.62
  6.  Utilities                                                         5.27
  7.  Telecommunications                                                4.78
  8.  Telephone - Local                                                 2.46
  9.  Computer Services                                                 1.06
 10.  Multimedia                                                        1.03


-------------------------------------------------------------------------------
                              TOP TEN HOLDINGS*
-------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK  HOLDINGS                                               INDUSTRY/SECTOR          NET ASSETS
----  ----------------------------------------   ----------------------------------   ----------
  1.  Fannie Mae                                 U.S. Government Agency Obligations     27.82
  2.  U.S. Treasuries                            U.S. Government Obligations            11.52
  3.  Government National Mortgage Association   U.S. Government Agency Obligations      6.59
  4.  Western Resources Inc.                     Utilities                               2.50
  5.  Finova Capital Corp.                       Finance                                 1.76
  6.  Cleveland Electric Illuminating Co. .      Utilities                               1.73
  7.  LG-Caltex Oil Corporation                  Industrial                              1.66
  8.  Enron Oil & Gas Resources Inc.             Industrial                              1.56
  9.  Conti-Mortgage Home Equity Loan Trust      Asset-Backed                            1.55
 10.  US West Communications                     Telephone - Local                       1.44

----------
*   The Portfolio's composition will change over time.

                  T H E   B E A R   S T E A R N S   F U N D S

                        HIGH YIELD TOTAL RETURN PORTFOLIO

                               SEPTEMBER 30, 2000
                                   (UNAUDITED)

-------------------------------------------------------------------------------
                          TOP TEN INDUSTRY WEIGHTINGS*
-------------------------------------------------------------------------------

                                                                         PERCENT OF
RANK  INDUSTRY                                                           NET ASSETS
----  ----------------------------------------------------------------   ----------
  1.  Media - Cable                                                         8.41
  2.  Enhanced Service Mobile Radios & Personal Communication Services      7.92
  3.  Gaming/Leisure                                                        7.55
  4.  Competitive Local Exchange Companies                                  7.40
  5.  Healthcare                                                            5.87
  6.  Energy                                                                4.98
  7.  Forest/Paper Products                                                 4.00
  8.  Long Distance Telephone Services                                      4.00
  9.  Chemicals                                                             3.41
 10.  Media - Wireless Towers                                               2.93


-------------------------------------------------------------------------------
                                TOP TEN HOLDINGS*
-------------------------------------------------------------------------------

                                                                                    PERCENT OF
RANK  HOLDINGS                                              INDUSTRY                NET ASSETS
----  -----------------------------------    ------------------------------------   ----------
  1.  Adelphia Communications Corporation    Media - Cable                              1.77
  2.  Clearnet Communications Inc.           Enhanced Service Mobile Radios &
                                                Personal Communication Services         1.73
  3.  NTL Communications Corp.               Media - Cable                              1.64
  4.  Williams Communications Group, Inc.    Long Distance Telephone Services           1.48
  5.  Oxford Health Plans, Inc.              Healthcare                                 1.39
  6.  Triad Hospitals Holdings, Inc.         Healthcare                                 1.36
  7.  Nextel Communications, Inc.            Enhanced Service Mobile Radios &
                                                Personal Communication Services         1.33
  8.  Microcell Telecommunications Inc.      Enhanced Service Mobile Radios &
                                                Personal Communication Services         1.32
  9.  Motors and Gears, Inc.                 Manufacturing                              1.31
 10.  NEXTLINK Communications, Inc.          Competitive Local Exchange Companies       1.24

--------------------
*   The Portfolio's composition will change over time.

                  T H E   B E A R   S T E A R N S   F U N D S

                        EMERGING MARKETS DEBT PORTFOLIO

                              SEPTEMBER 30, 2000
                                  (UNAUDITED)

-------------------------------------------------------------------------------
                         TOP TEN COUNTRY WEIGHTINGS*
-------------------------------------------------------------------------------

                                                                     PERCENT OF
RANK  COUNTRY                                                        NET ASSETS
----  ------------------------------------------------------------   ----------
  1.  Mexico                                                            13.62
  2.  Argentina                                                         11.10
  3.  Brazil                                                            11.01
  4.  Russia                                                             9.21
  5.  Venezuela                                                          6.58
  6.  South Korea                                                        5.09
  7.  Turkey                                                             4.45
  8.  Philippines                                                        3.91
  9.  Malaysia                                                           3.76
 10.  Bulgaria                                                           3.40

-------------------------------------------------------------------------------
                               TOP TEN ISSUERS*
-------------------------------------------------------------------------------

                                                     SECURITY        PERCENT OF
RANK  ISSUER                            CURRENCY       TYPE          NET ASSETS
----  -----------------------------   -----------    ---------       ----------
  1.  United Mexican States           U.S. dollar    Sovereign          12.15
  2.  Republic of Argentina           U.S. dollar    Sovereign          11.10
  3.  Federal Republic of Brazil      U.S. dollar    Sovereign          11.01
  4.  Russian Federation              U.S. dollar    Sovereign           8.75
  5.  Republic of Venezuela           U.S. dollar    Sovereign           6.58
  6.  Republic of the Philippines     U.S. dollar    Sovereign           3.91
  7.  Republic of Korea               U.S. dollar    Sovereign           3.51
  8.  Republic of Turkey              U.S. dollar    Sovereign           3.43
  9.  Republic of Bulgaria            U.S. dollar    Sovereign           3.40
 10.  The Republic of Panama          U.S. dollar    Sovereign           3.02

--------------------
*    The Portfolio's composition will change over time.

                  T H E   B E A R   S T E A R N S   F U N D S

                               INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                             RATE(S)          DATE(S)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS -- 94.23%

           CORPORATE OBLIGATIONS - 47.26%
           ASSET-BACKED - 9.62%
      200  Conseco Finance Home Equity Loan, Series B, Class AF2                      7.340%          02/15/31        $   201,298
      225  Conti-Mortgage Home Equity Loan Trust, Series 1998-1, Class A5             6.430           04/15/16            222,734
      200  Green Tree Home Improvement Loan Trust, Series 1998-D, Class HEA3          6.130           08/15/29            198,270
      150  JP Morgan Commercial Mortgage Finance Corp., Series 2000-C9, Class A2      7.770           10/15/32            154,949
      150  Paine Webber Mortgage Acceptance Corp., Series 2000-HE1, Class A2          8.270           02/25/30            152,637
      125  Saxon Asset Securities Trust, Series 2000-3, Class AF4                     7.630           10/25/23            125,039
      175  UCFC Home Equity Loan, Series 1996-B1, Class A6                            7.975           02/15/22            176,733
      150  World Omni Auto Receivables Trust, Series 2000-A, Class A3                 7.130           02/15/04            151,182
                                                                                                                      -----------
                                                                                                                        1,382,842
                                                                                                                      -----------

           COMPUTER SERVICES - 1.06%
      150  Computer Sciences Corporation, Unsecured Notes                             7.500           08/08/05            151,758
                                                                                                                      -----------

           FINANCE - 10.41%
      140  Associates Corp. N.A., Senior Unsecured Notes                              6.000           07/15/05            134,186
      125  AT&T Capital Corp., Medium Term Notes, Series F, CIT Group Inc.
             Guaranteed                                                               6.600           05/15/05            122,776
      150  Conseco Inc., Unsecured Notes                                              8.500           10/15/02            121,500
       75  Finova Capital Corp., Medium Term Notes, Series E                          6.824           03/09/01             65,985
      225  Finova Capital Corp., Notes                                            6.375 - 7.125  10/15/00 - 05/17/04      186,724
      150  General Electric Capital Corp., Debentures                                 8.850           04/01/05            162,009
      200  Lehman Brothers Holdings Inc., Medium Term Notes, Series F                 7.500           09/01/06            199,580
      175  Norwest Financial, Inc., Senior Notes                                      6.750           06/01/05            173,147
      150  Transamerica Finance Corp., Notes                                          7.250           08/15/02            150,342
      200  Washington Mutual Capital I, Subordinated Capital Income Securities,
              Washington Mutual Inc. Guaranteed                                       8.375           06/01/27            180,587
                                                                                                                      -----------
                                                                                                                        1,496,836
                                                                                                                      -----------

           INDUSTRIAL - 10.82%
      150  Boyd Gaming Corporation, Senior Subordinated Notes                        9.500            07/15/07            141,000
      150  ConAgra Foods, Inc., Unsecured Notes                                      7.875            09/15/10            151,644
      150  Conoco Inc., Senior Unsecured Notes                                       6.950            04/15/29            138,847
      150  Electrical Data Systems, Unsecured Notes                                  6.850            10/15/04            149,797
      250  Enron Oil & Gas Resources Inc., Notes                                     6.000            12/15/08            224,798
      250  LG-Caltex Oil Corporation, Unsecured Notes                                7.500            07/15/07            239,242
      200  Safeway Inc., Senior Unsecured Notes                                      6.050            11/15/03            193,348
      175  Smith International Inc., Senior Unsecured Notes                          7.000            09/15/07            168,172
      150  Textron Inc., Unsecured Notes                                             6.750            09/15/02            149,219
                                                                                                                      -----------
                                                                                                                        1,556,067
                                                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                               INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                             RATE(S)          DATE(S)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)

           MULTIMEDIA - 1.03%
      150  Time Warner Inc., Unsecured Debentures                                    6.850%           01/15/26        $   148,758
                                                                                                                      -----------

           RETAIL - DISCOUNT - 0.82%
      125  TJX Companies Inc., Notes                                                 7.450            12/15/09            118,136
                                                                                                                      -----------

           SUPER-REGIONAL BANK - U.S. - 0.99%
      150  Bank One Corp., Unsecured Subordinated Notes                              6.125            02/15/06            142,009
                                                                                                                      -----------

           TELECOMMUNICATIONS - 4.78%
      150  Adelphia Communications Corporation, Senior Notes                         9.375            11/15/09            136,688
      125  CBS Corporation, Senior Notes                                             7.150            05/20/05            125,307
      150  Cox Communications Inc., Senior Unsecured Notes                           6.400            08/01/08            139,750
      150  Nextel Communications, Inc., Senior Unsecured Notes                       9.375            11/15/09            147,000
      150  NEXTLINK Communications, Inc., Senior Notes                              10.500            12/01/09            138,000
                                                                                                                      -----------
                                                                                                                          686,745
                                                                                                                      -----------

           TELEPHONE - LOCAL - 2.46%
      150  Southern New England Telephone Company, Notes, Series C                   6.125            12/15/03            146,666
      250  US West Communications, Debentures                                        6.875            09/15/33            206,669
                                                                                                                      -----------
                                                                                                                          353,335
                                                                                                                      -----------

           UTILITIES - 5.27%
      250  Cleveland Electric Illuminating Co., Senior Notes, Series D               7.880            11/01/17            248,165
      150  Consolidated Natural Gas Co., Unsecured Notes                             7.250            10/01/04            149,996
      400  Western Resources Inc., Senior Unsecured Notes                            6.250            08/15/03            359,523
                                                                                                                      -----------
                                                                                                                          757,684
                                                                                                                      -----------
           Total Corporate Obligations (cost - $6,995,181)                                                              6,794,170
                                                                                                                      -----------

           U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.45%
           FANNIE MAE - 27.82%
      450  Benchmark Notes                                                       5.125 - 6.140  01/15/03 - 09/02/08       434,713
    1,656  Pass-thru Pools                                                       6.500 - 7.000  06/01/29 - 04/01/30     1,604,336
    2,000  TBA, Pass-thru Pools                                                      7.000            09/14/30          1,961,250
                                                                                                                      -----------
                                                                                                                        4,000,299
                                                                                                                      -----------
           FREDDIE MAC - 1.04%
      150  TBA, Pass-thru Pools                                                      7.250            06/15/05            150,023
                                                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                               INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                             RATE(S)          DATE(S)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)

           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.59%
      638  Pass-thru Pools                                                       6.000 - 7.000% 12/06/05 - 10/15/13$      617,214
      325  TBA, Pass-thru Pools                                                      8.000            08/23/30            330,891
                                                                                                                      -----------
                                                                                                                          948,105
                                                                                                                      -----------
           Total U.S. Government Agency Obligations (cost - $5,077,412)                                                 5,098,427
                                                                                                                      -----------

           U.S. GOVERNMENT OBLIGATIONS - 11.52%
           U.S. TREASURIES - 11.52%
    1,265  Bonds                                                                 5.500 - 7.250  05/15/16 - 08/15/29     1,300,964
      350  Notes                                                                 6.000 - 6.750  05/15/05 - 08/15/09       355,515
                                                                                                                      -----------
           Total U.S. Government Obligations (cost - $1,654,477)                                                        1,656,479
                                                                                                                      -----------
           Total Long-Term Debt Investments (cost - $13,727,070)                                                       13,549,076
                                                                                                                      -----------

           SHORT-TERM INVESTMENTS -- 21.05%

           COMMERCIAL PAPER - 1.04%
      150  American Express Credit Corp., Discount Commercial Paper (1)
             (cost - $149,216)                                                       6.490            10/30/00            149,216
                                                                                                                      -----------
 SHARES
---------

           INVESTMENT COMPANY - 3.89%
  559,056  Federated Investors, Trust for Short-Term U.S. Government Securities*
             (cost - $559,056)                                                       6.140               -               559,056
                                                                                                                      -----------
PRINCIPAL
 AMOUNT
(000'S)+
---------
           U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 16.12%
    2,000  Fannie Mae, Discount Notes (1)                                            6.380            10/16/00          1,994,683
      325  Fannie Mae, Discount Notes (1)                                            6.390            10/23/00            323,731
                                                                                                                      -----------
           Total U.S. Government Agency Discount Notes (cost - $2,318,414)                                              2,318,414
                                                                                                                      -----------
           Total Short-Term Investments (cost - $3,026,686)                                                             3,026,686
                                                                                                                      -----------

           Total Investments -- 115.28%
             (cost - $16,753,756)                                                                                      16,575,762
           Liabilities in excess of other assets -- (15.28)%                                                           (2,197,433)
                                                                                                                      -----------
           Net Assets -- 100.00%                                                                                      $14,378,329
                                                                                                                      -----------
                                                                                                                      -----------

----------

+     Denominated in United States dollars unless otherwise indicated.

* Money market fund; interest rate reflects SECseven-day yield at September 30, 2000.

(1)   All or a portion of which was segregated as collateral for TBA securities.

TBA   To Be Announced.

The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                              RATE             DATE             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS -- 83.74%

           UNITED STATES - 70.48%
           BUILDING MATERIALS - 0.98%
    1,000  Nortek, Inc., Senior Notes, Series B                                       8.875%          08/01/08        $   925,000
                                                                                                                      -----------

           CHEMICALS - 3.41%
    1,000  General Chemical Industrial Products Inc., Senior Subordinated Notes      10.625           05/01/09            805,000
    1,000  Huntsman ICI Chemicals LLC, Senior Subordinated Notes,
             Company Guaranteed                                                      10.125           07/01/09            986,250
    1,000  Lyondell Chemical Company, Senior Subordinated Notes,
             Company Guaranteed                                                      10.875           05/01/09            971,250
    1,400  Sterling Chemicals Holdings, Inc., Senior Secured Discount Notes (1)      13.500           08/15/08            469,000
                                                                                                                      -----------
                                                                                                                        3,231,500
                                                                                                                      -----------

           COMPETITIVE LOCAL EXCHANGE COMPANIES - 6.47%
    1,000  Adelphia Business Solutions, Inc., Senior Subordinated Notes              12.000           11/01/07            675,000
    1,000  Intermedia Communications Inc., Senior Discount Notes (1)                 12.500           05/15/06            960,000
    1,750  KMC Telecom Holdings, Inc., Senior Discount Notes (1)                     12.500           02/15/08            708,750
    1,000  Metromedia Fiber Network, Inc., Senior Notes                              10.000           12/15/09            940,000
    1,500  NEXTLINK Communications, Inc., Senior Discount Notes (1)                  12.250           06/01/09            847,500
      350  NEXTLINK Communications, Inc., Senior Notes                               10.500           12/01/09            322,000
    1,070  Time Warner Telecom LLC and Time Warner Telecom Inc., Senior Notes         9.750           07/15/08            979,050
    1,197  WinStar Communications, Inc., Senior Discount Notes* (1)                  14.750           04/15/10            389,025
      409  WinStar Communications, Inc., Senior Notes*                               12.750           04/15/10            298,570
                                                                                                                      -----------
                                                                                                                        6,119,895
                                                                                                                      -----------

           CONSUMER NON-DURABLES - 1.23%
      750  Bell Sports, Inc., Senior Subordinated Notes, Series B,
             Company Guaranteed                                                      11.000           08/15/08            761,250
      450  Consoltex Group Inc., Senior Subordinated Notes, Series B                 11.000           10/01/03            329,625
    1,000  Globe Holdings, Inc., Senior Discount Notes, Series B (1)(2)              14.000           08/01/09              5,000
      750  Styling Technology Corporation, Senior Subordinated Notes,
             Company Guaranteed (3)                                                  10.875           07/01/08             63,750
                                                                                                                      -----------
                                                                                                                        1,159,625
                                                                                                                      -----------

           CONTAINERS - 0.89%
    1,000  Owens-Illinois, Inc., Senior Notes                                         7.350           05/15/08            841,010
                                                                                                                      -----------

           ENERGY - 4.98%
      500  Chesapeake Energy Corporation, Senior Notes, Series B,
             Company Guaranteed                                                       9.625           05/01/05            498,750
    1,000  Grey Wolf, Inc., Senior Notes, Company Guaranteed                          8.875           07/01/07            972,500

The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                              RATE             DATE             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)
           ENERGY (CONTINUED)
    1,000  Leviathan Gas Pipeline Partners, L.P. and Leviathan Finance Corporation,
             Senior Subordinated Notes, Series B, Company Guaranteed                 10.375%          06/01/09        $ 1,060,000
    1,000  Ocean Energy, Inc., Senior Subordinated Notes, Series B,
             Company Guaranteed                                                       8.875           07/15/07          1,023,750
    1,000  R&B Falcon Corporation, Senior Notes                                      12.250           03/15/06          1,156,250
                                                                                                                      -----------
                                                                                                                        4,711,250
                                                                                                                      -----------

           ENHANCED SERVICE MOBILE RADIOS & PERSONAL
           COMMUNICATION SERVICES - 4.87%
    1,000  AirGate PCS, Inc., Senior Subordinated Discount Notes (1)                 13.500           10/01/09            607,500
    1,000  Alamosa PCS Holdings, Inc., Senior Discount Notes,
             Company Guaranteed (1)                                                  12.875           02/15/10            545,000
      500  Nextel Communications, Inc., Senior Notes                                  9.375           11/15/09            490,000
    1,000  Nextel Communications, Inc., Senior Serial Redeemable Discount Notes (1)   9.950           02/15/08            767,500
    1,000  Nextel Partners, Inc., Senior Notes*                                      11.000           03/15/10          1,010,000
    1,000  TeleCorp PCS, Inc., Senior Subordinated Discount Notes,
             Company Guaranteed (1)                                                  11.625           04/15/09            682,500
      500  TeleCorp PCS, Inc., Senior Subordinated Notes*                            10.625           07/15/10            507,500
                                                                                                                      -----------
                                                                                                                        4,610,000
                                                                                                                      -----------

           FOOD/TOBACCO - 0.40%
      750  Richmont Marketing Specialists, Inc., Senior Subordinated Notes,
             Company Guaranteed                                                      10.125           12/15/07            378,750
                                                                                                                      -----------

           FOREST/PAPER PRODUCTS - 2.91%
      500  Bear Island Paper Company, L.L.C. and Bear Island Finance Company II,
             Senior Secured Notes, Series B                                          10.000           12/01/07            442,500
      500  Graham Packaging Company and GPC Capital Corp. II,
             Senior Discount Notes, Series B (1)                                     10.750           01/15/09            282,500
    1,000  Packaging Corporation of America, Senior Subordinated Notes,
             Company Guaranteed                                                       9.625           04/01/09          1,017,500
    1,000  Riverwood International Corporation, Senior Notes, Company Guaranteed     10.625           08/01/07          1,006,250
                                                                                                                      -----------
                                                                                                                        2,748,750
                                                                                                                      -----------

           GAMING/LEISURE - 7.55%
    1,000  Argosy Gaming Company, Senior Subordinated Notes,
             Company Guaranteed                                                      10.750           06/01/09          1,051,250
    1,000  Autotote Corporation, Senior Subordinated Notes, Company Guaranteed*      12.500           08/15/10          1,020,000
    1,000  Boyd Gaming Corporation, Senior Subordinated Notes                         9.500           07/15/07            940,000
    1,000  Hollywood Casino Corporation, Senior Secured Notes,
             Company Guaranteed                                                      11.250           05/01/07          1,042,500
    1,000  Mandalay Resort Group, Senior Subordinated Notes*                         10.250           08/01/07          1,036,250

The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                              RATE             DATE             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)
           GAMING/LEISURE (CONTINUED)
    1,000  Park Place Entertainment Corporation, Senior Subordinated Notes            9.375%          02/15/07        $ 1,020,000
    1,000  Pinnacle Entertainment, Inc., Senior Subordinated Notes, Series B,
             Company Guaranteed                                                       9.250           02/15/07          1,037,500
                                                                                                                      -----------
                                                                                                                        7,147,500
                                                                                                                      -----------

           HEALTHCARE - 5.87%
    1,000  Fisher Scientific International Inc., Senior Subordinated Notes            9.000           02/01/08            927,500
    1,250  Oxford Health Plans, Inc., Senior Notes                                   11.000           05/15/05          1,318,750
    1,050  Team Health, Inc., Senior Subordinated Notes, Series B,
             Company Guaranteed                                                      12.000           03/15/09            971,250
    1,000  Tenet Healthcare Corporation, Senior Notes*                                9.250           09/01/10          1,050,000
    1,250  Triad Hospitals Holdings, Inc., Senior Subordinated Notes, Series B,
             Company Guaranteed                                                      11.000           05/15/09          1,287,500
                                                                                                                      -----------
                                                                                                                        5,555,000
                                                                                                                      -----------

           INFORMATION TECHNOLOGY - 2.10%
      500  Amkor Technology, Inc., Senior Subordinated Notes                         10.500           05/01/09            509,375
    1,000  Fairchild Semiconductor Corporation, Senior Subordinated Notes (4)        10.125           03/15/07          1,005,000
      500  Telecommunications Techniques Co., LLC, Senior Subordinated Notes,
             Company Guaranteed                                                       9.750           05/15/08            472,500
                                                                                                                      -----------
                                                                                                                        1,986,875
                                                                                                                      -----------

           INTERNET/DATA - 2.54%
  e 1,000  Exodus Communications, Inc., Senior Notes*                                11.375           07/15/08            873,601
    1,000  Globix Corporation, Senior Notes                                          12.500           02/01/10            715,000
      250  PSINet Inc., Senior Notes                                                 10.500           12/01/06            163,750
    1,000  PSINet Inc., Senior Notes, Series B                                       10.000           02/15/05            655,000
                                                                                                                      -----------
                                                                                                                        2,407,351
                                                                                                                      -----------

           LEISURE - OTHER - 0.98%
      750  Six Flags, Inc., Senior Discount Notes (1)                                10.000           04/01/08            504,375
      450  Six Flags, Inc., Senior Notes                                              9.750           06/15/07            423,000
                                                                                                                      -----------
                                                                                                                          927,375
                                                                                                                      -----------

           LODGING - 0.98%
    1,000  HMH Properties, Inc., Senior Notes, Series B, Company Guaranteed           7.875           08/01/08            925,000
                                                                                                                      -----------

           LONG DISTANCE TELEPHONE SERVICES - 2.44%
      500  Williams Communications Group, Inc., Senior Notes*                        11.700           08/01/08            480,000
    1,000  Williams Communications Group, Inc., Senior Redeemable Notes              10.875           10/01/09            920,000


The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                             RATE(S)          DATE(S)            VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)
           LONG DISTANCE TELEPHONE SERVICES (CONTINUED)
    1,250  World Access, Inc., Senior Notes                                          13.250%          01/15/08        $   906,250
                                                                                                                      -----------
                                                                                                                        2,306,250
                                                                                                                      -----------

           MANUFACTURING - 2.48%
      250  Grove Holdings LLC and Grove Holdings Capital, Inc.,
             Senior Discount Debentures (1)                                          11.625           05/01/09              3,750
    1,250  Motors and Gears, Inc., Senior Notes, Series D                            10.750           11/15/06          1,243,750
    1,000  Roller Bearing Company of America, Inc., Senior Subordinated Notes,
             Series B, Company Guaranteed                                             9.625           06/15/07            920,000
      500  Thermadyne Holdings Corporation, Senior Discount Debentures (1)           12.500           06/01/08            177,500
                                                                                                                      -----------
                                                                                                                        2,345,000
                                                                                                                      -----------

           MEDIA - BROADCAST RADIO - 1.28%
    1,000  Citadel Broadcasting Company, Senior Subordinated Notes,
             Company Guaranteed                                                       9.250           11/15/08          1,000,000
      250  Cumulus Media Inc., Senior Subordinated Notes, Company Guaranteed         10.375           07/01/08            213,750
                                                                                                                      -----------
                                                                                                                        1,213,750
                                                                                                                      -----------

           MEDIA - BROADCAST TELEVISION - 2.74%
      710  ACME Television, LLC and ACME Finance Corporation, Senior Discount
             Notes, Series B, Company Guaranteed (1)                                 10.875           09/30/04            678,050
    1,000  Sinclair Broadcast Group, Inc., Senior Subordinated Notes,
             Company Guaranteed                                                       9.000           07/15/07            950,000
    1,000  Young Broadcasting Inc., Senior Subordinated Notes, Series B,
             Company Guaranteed                                                       9.000           01/15/06            965,000
                                                                                                                      -----------
                                                                                                                        2,593,050
                                                                                                                      -----------

           MEDIA - CABLE - 5.17%
    1,000  Adelphia Communications Corporation, Senior Notes                    9.375 - 10.875  11/15/09 - 10/01/10       948,125
      500  Adelphia Communications Corporation, Senior Notes, Series B                9.875           03/01/07            472,500
    1,000  Charter Communications Holdings, LLC and Charter Communications
             Holdings Capital Corporation, Senior Notes                               8.625           04/01/09            902,500
    1,000  Insight Midwest L.P. and Insight Capital, Inc., Senior Notes               9.750           10/01/09          1,012,500
    1,700  NTL Communications Corp., Senior Deferred Coupon Notes, Series B (1)      12.375           10/01/08          1,062,500
      500  NTL Communications Corp., Senior Notes*                                   11.875           10/01/10            491,250
                                                                                                                      -----------
                                                                                                                        4,889,375
                                                                                                                      -----------

           MEDIA - WIRELESS TOWERS - 2.93%
    1,000  Crown Castle International Corp., Senior Notes                            10.750           08/01/11          1,032,500
    1,000  SBA Communications Corporation, Senior Discount Notes (1)                 12.000           03/01/08            745,000
    1,000  Spectrasite Holdings, Inc., Senior Discount Notes, Series B (1)           12.875           03/15/10            520,000

The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                              RATE             DATE             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)
           MEDIA - WIRELESS TOWERS (CONTINUED)
      500  Spectrasite Holdings, Inc., Senior Notes, Series B                        10.750%          03/15/10        $   475,000
                                                                                                                      -----------
                                                                                                                        2,772,500
                                                                                                                      -----------

           METALS/MINERALS - 1.67%
      500  MAXXAM Group Holdings Inc., Senior Secured Notes, Series B                12.000           08/01/03            463,750
      750  Renco Steel Holdings, Inc., Senior Secured Notes, Series B                10.875           02/01/05            558,750
    1,000  WHX Corporation, Senior Exchange Notes                                    10.500           04/15/05            555,000
                                                                                                                      -----------
                                                                                                                        1,577,500
                                                                                                                      -----------

           PUBLISHING - 0.16%
      250  Liberty Group Publishing, Inc., Senior Discount Debentures (1)            11.625           02/01/09            151,250
                                                                                                                      -----------

           RETAIL - 0.21%
      500  Advance Holding Corporation, Senior Discount Debentures, Series B (1)     12.875           04/15/09            195,000
                                                                                                                      -----------

           RETAIL SERVICES - 1.62%
      500  Allied Waste North America, Inc., Senior Notes, Series B,
             Company Guaranteed                                                       7.625           01/01/06            450,000
      750  AP Holdings, Inc., Senior Discount Notes (1)                              11.250           03/15/08             78,750
    1,250  Metal Management, Inc., Senior Subordinated Notes,
             Company Guaranteed                                                      10.000           05/15/08            131,250
    1,000  Packaged Ice, Inc., Senior Notes, Series B, Company Guaranteed             9.750           02/01/05            875,000
                                                                                                                      -----------
                                                                                                                        1,535,000
                                                                                                                      -----------

           SATELLITE/DIGITAL BROADCASTING SATELLITE - 1.57%
      500  Echostar Broadband Corp., Senior Notes*                                   10.375           10/01/07            500,000
    1,000  Echostar DBS Corporation, Senior Notes                                     9.375           02/01/09            985,000
                                                                                                                      -----------
                                                                                                                        1,485,000
                                                                                                                      -----------

           TRANSPORTATION - 0.97%
    1,000  Amtran, Inc., Senior Notes, Company Guaranteed                             9.625           12/15/05            920,000
                                                                                                                      -----------

           UTILITIES - 1.08%
    1,000  AES Corporation (The), Senior Notes                                        9.500           06/01/09          1,022,500
                                                                                                                      -----------
           Total United States (cost - $75,319,723)                                                                    66,681,056
                                                                                                                      -----------

           ARGENTINA - 0.55%
           SOVEREIGN - 0.55%
      650  Republic of Argentina, Discount Bonds, Series L-GL (5)(6)
             (cost - $499,258)                                                        6.875           03/31/23            522,437
                                                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                             RATE(S)          DATE(S)            VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)
           AUSTRALIA - 0.72%
           METALS/MINERALS  0.72%
      750  Murrin Murrin Holdings Property Ltd.,
             Senior Yankee Notes (4) (cost - $711,686)                                9.375%          08/31/07        $   678,750
                                                                                                                      -----------

           BERMUDA - 1.12%
           LONG DISTANCE TELEPHONE SERVICES - 1.12%
    1,050  Global Crossing Holdings Ltd., Senior Yankee Notes, Company Guaranteed
              (cost - $1,122,601)                                                     9.625           05/15/08          1,055,250
                                                                                                                      -----------

           BRAZIL - 0.59%
           SOVEREIGN - 0.59%
      739  Federal Republic of Brazil, Capitalization Bonds (4)(6)(7)
             (cost - $533,988)                                                        8.000           04/15/14            562,447
                                                                                                                      -----------

           CANADA - 4.14%
           ENHANCED SERVICE MOBILE RADIOS & PERSONAL
           COMMUNICATION SERVICES - 3.05%
    2,050  Clearnet Communications Inc.,
             Senior Discount Yankee Notes (1)                                        10.125           05/01/09          1,634,875
    1,300  Microcell Telecommunications Inc., Senior Discount Yankee Notes,
             Series B (1)                                                            14.000           06/01/06          1,254,500
                                                                                                                      -----------
                                                                                                                        2,889,375
                                                                                                                      -----------

           FOREST/PAPER PRODUCTS - 1.09%
    1,000  Repap New Brunswick Inc., Senior Yankee Notes                             10.625           04/15/05          1,035,000
                                                                                                                      -----------
           Total Canada (cost - $3,548,419)                                                                             3,924,375
                                                                                                                      -----------

           MEXICO - 0.57%
           SOVEREIGN - 0.57%
      600  United Mexican States, Secured Par Bonds, Series W-A (6)(8)
             (cost - $481,061)                                                        6.250           12/31/19            535,500
                                                                                                                      -----------

           NETHERLANDS - 2.23%
           COMPETITIVE LOCAL EXCHANGE COMPANIES - 0.92%
    1,000  Versatel Telecom International NV, Senior Yankee Notes                    11.875           07/15/09            870,000
                                                                                                                      -----------

           LONG DISTANCE TELEPHONE SERVICES - 0.40%
      750  Hermes Europe Railtel BV, Senior Yankee Notes                             11.500           08/15/07            378,750
                                                                                                                      -----------

           MEDIA - CABLE - 0.91%
    1,000  United Pan-Europe Communications N.V., Senior Yankee Notes,
             Series B                                                           10.875 - 11.250  08/01/09 - 11/01/09      858,750
                                                                                                                      -----------
           Total Netherlands (cost - $2,612,310)                                                                        2,107,500
                                                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                             RATE(S)           DATE             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)
           UNITED KINGDOM - 3.34%
           MEDIA - CABLE - 1.95%
    1,000  ONO Finance plc, Euro-Dollar Notes, Company Guaranteed                    13.000%          05/01/09        $   905,000
    1,750  Telewest Communications plc, Senior Discount Notes* (1)                   11.375           02/01/10            936,250
                                                                                                                      -----------
                                                                                                                        1,841,250
                                                                                                                      -----------

           PUBLISHING - 0.83%
      750  Regional Independent Media Group plc, Senior Yankee Notes                 10.500           07/01/08            783,750
                                                                                                                      -----------

           UTILITIES - 0.56%
      500  AES Drax Energy Ltd., Senior Subordinated Notes*                          11.500           08/30/10            531,250
                                                                                                                      -----------
           Total United Kingdom (cost - $3,336,293)                                                                     3,156,250
                                                                                                                      -----------
           Total Long-Term Debt Investments (cost - $88,165,339)                                                       79,223,565
                                                                                                                      -----------

 SHARES
--------

           EQUITY INVESTMENTS -- 1.58%
           COMMON STOCKS  UNITED STATES - 0.04%
           LONG DISTANCE TELEPHONE SERVICES - 0.04%
    2,015  Viatel, Inc. (9)                                                            -                  -                20,654
    3,927  World Access, Inc. (9)                                                      -                  -                21,230
                                                                                                                      -----------
           Total Common Stocks - United States (cost - $69,878)                                                            41,884
                                                                                                                      -----------
           PREFERRED STOCKS  UNITED STATES - 1.54%
           FOOD/TOBACCO - 0.00%
      909  Nebco Evans Holding Company, Senior Redeemable Exchangeable
             Preferred Stock (9)(10)                                                 11.250               -                   114
                                                                                                                      -----------
           MEDIA - BROADCAST RADIO - 0.37%
      452  Cumulus Media Inc., Cumulative Exchangeable Redeemable
             Preferred Stock, Series A (7)                                           13.750               -               354,989
                                                                                                                      -----------
           MEDIA - BROADCAST TELEVISION - 0.00%
        1  Paxson Communications Corporation (7)                                     12.500               -                   440
                                                                                                                      -----------
           MEDIA - CABLE - 0.27%
    2,500  Adelphia Communications Corporation, Cumulative Exchangeable
             Preferred Stock, Series B                                               13.000               -               255,625
                                                                                                                      -----------
           MEDIA - WIRELESS CELLULAR - 0.90%
      918  Dobson Communications Corporation, Senior Exchangeable
             Preferred Stock (7)                                                12.250 - 13.000           -               847,689
                                                                                                                      -----------
           Total Preferred Stocks - United States (cost - $2,575,518)                                                   1,458,857
                                                                                                                      -----------
           Total Equity Investments (cost - $2,645,396)                                                                 1,500,741
                                                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                    INTEREST         MATURITY
UNITS                                                                                 RATE             DATE             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           WARRANTS++ -- 0.12%

           UNITED STATES - 0.01%
           COMPETITIVE LOCAL EXCHANGE COMPANIES - 0.01%
      750  KMC Telecom Holdings, Inc.* (9)                                               -            04/15/08        $     1,547
      250  Mpower Communications Corp.* (9)                                              -            10/01/04             12,500
                                                                                                                      -----------
           Total United States (cost - $10,000)                                                                            14,047
                                                                                                                      -----------

           UNITED KINGDOM - 0.11%
           MEDIA  CABLE - 0.11%
    1,000  ONO Finance plc* (9)                                                          -            05/31/09            100,500
                                                                                                                      -----------
           Total Warrants (cost - $10,000)                                                                                114,547
                                                                                                                      -----------

 SHARES
---------

           SHORT-TERM INVESTMENTS -- 9.87%

           INVESTMENT COMPANY - 0.04%
   35,957  Federated Investors, Trust for Short-Term U.S. Government Securities**
             (cost - $35,957)                                                         6.140%              -                35,957
                                                                                                                      -----------

PRINCIPAL
 AMOUNT
(000'S)+
---------

           U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 9.83%
    9,300  Federal Home Loan Bank, Discount Notes (cost - $9,298,393)                 6.220           10/02/00          9,298,393
                                                                                                                      -----------
           Total Short-Term Investments (cost - $9,334,350)                                                             9,334,350
                                                                                                                      -----------
           Total Investments -- 95.31%
             (cost - $100,155,085)                                                                                     90,173,203
           Other assets in excess of liabilities -- 4.69%                                                               4,438,786
                                                                                                                      -----------
           Net Assets -- 100.00%                                                                                      $94,611,989
                                                                                                                      -----------
                                                                                                                      -----------

---------------------
+     Denominated in United States dollars unless otherwise indicated.

* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.

** Money market fund; interest rate reflects SECseven-day yield at September 30, 2000.

e     Euros.

++ With an additional 750 warrants of American Banknote Corporation, expiring 12/01/02, with no market value.

(1)   Coupon rate is zero until step-up date. Step-up rate is provided.

(2) With an additional 1,000 warrants, expiring 08/01/09, with no market value.

(3)   Coupon payment is in default. Company filed Chapter 11 on 08/31/00.

(4)   Pro-rata sinking fund has been established.

(5) Adjustable rate; rate based on London Interbank Offered Rate (LIBOR) plus 0.8125%.

(6)   Brady bonds.

(7) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.

(8)   Traded with value recovery rights based on the price of oil.

(9)   Non-income producing security.

(10)  Company filed Chapter 11 on 02/01/00.


The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                        EMERGING MARKETS DEBT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                             RATE(S)          DATE(S)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS -- 91.10%

           ALGERIA - 0.99%
           SOVEREIGN - 0.99%
      157  Republic of Algeria, Loan Tranche I (1)                                    7.688%          09/04/06        $   134,954
      190  Republic of Algeria, Loan Tranche III (1)                                  7.688           03/04/10            154,850
                                                                                                                      -----------
           Total Algeria (cost - $275,706)                                                                                289,804
                                                                                                                      -----------

           ARGENTINA - 11.10%
           SOVEREIGN - 11.10%
      500  Republic of Argentina (2)                                             10.250 - 12.125 03/15/10 - 07/21/30      449,947
      131  Republic of Argentina, Bocon, Series PRE4 (3)(4)(5)                        6.620           09/01/02            120,850
       87  Republic of Argentina, Bocon, Series PRO2 (3)(4)(5)                        6.620           04/01/07             72,818
      330  Republic of Argentina, Bonos del Tesoro (3)(4)                             9.960           07/21/03            317,460
      330  Republic of Argentina, Bonos del Tesoro, Series BTO8 (4)                  12.125           05/21/05            329,601
      360  Republic of Argentina, FRD Bearer (3)(5)(6)                                7.625           03/31/05            329,625
      116  Republic of Argentina, FRD Registered, Series L (3)(5)(6)                  7.625           03/31/05            106,212
      450  Republic of Argentina, Par Bonds, Series L-GP (6)                          6.000           03/31/23            304,875
       70  Republic of Argentina, Secured Discount Bonds, Series L-GL (3)(6)          7.875           03/31/23             56,262
      140  Republic of Argentina, Senior Unsubordinated, Series BGL0 (2)              8.375           12/20/03            130,725
       90  Republic of Argentina, Series XW (2)                                      11.000           12/04/05             87,525
      490  Republic of Argentina, Unsubordinated (2)                              9.750 - 11.750 04/07/09 - 09/19/27      426,425
      580  Republic of Argentina, Unsubordinated, Series BGL5 (2)                    11.375           01/30/17            522,000
                                                                                                                      -----------
           Total Argentina (cost - $3,316,397)                                                                          3,254,325
                                                                                                                      -----------

           BRAZIL - 11.01%
           SOVEREIGN - 11.01%
      515  Federal Republic of Brazil (2)                                        11.625 - 12.750 04/15/04 - 03/06/30      497,781
      530  Federal Republic of Brazil, Capitalization Bonds (5)(6)(7)(8)              8.000           04/15/14            404,741
      310  Federal Republic of Brazil, Collateralized Par Bonds (6)(7)                6.000           04/15/24            208,669
       40  Federal Republic of Brazil, Secured DCB (3)(5)(6)                          7.438           04/15/12             30,725
      475  Federal Republic of Brazil, Secured DCB, Series RG (3)(5)(6)               7.438           04/15/12            364,859
      340  Federal Republic of Brazil, Secured Discount Bonds (3)(6)                  7.375           04/15/24            270,512
      150  Federal Republic of Brazil, Secured FLIRB Bearer (3)(5)(6)                 7.375           04/15/09            124,687
      525  Federal Republic of Brazil, Secured NMB (3)(5)(6)                          7.438           04/15/09            460,031
      980  Federal Republic of Brazil, Unsubordinated (2)                        11.000 - 14.500 10/15/09 - 08/17/40      865,356
                                                                                                                      -----------
           Total Brazil (cost - $3,156,688)                                                                             3,227,361
                                                                                                                      -----------


The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                        EMERGING MARKETS DEBT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                             RATE(S)          DATE(S)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)

           BULGARIA - 3.40%
           SOVEREIGN - 3.40%
      535  Republic of Bulgaria, Discount Bonds, Series A (3)(6)                      7.750%          07/28/24        $   411,281
      800  Republic of Bulgaria, FLIRB, Series A (3)(6)                               3.000           07/28/12            585,000
                                                                                                                      -----------
           Total Bulgaria (cost - $872,169)                                                                               996,281
                                                                                                                      -----------

           CHILE - 0.47%
           SOVEREIGN - 0.47%
      145  Republic of Chile, Notes (2) (cost - $135,986)                             6.875           04/28/09            137,750
                                                                                                                      -----------

           CHINA - 1.03%
           CORPORATE - 0.02%
      120  Zhuhai Highway Co. Ltd. (9)                                                  -             07/01/08              6,000
                                                                                                                      -----------

           SOVEREIGN - 1.01%
      300  People's Republic of China (2)                                             7.300           12/15/08            297,000
                                                                                                                      -----------
           Total China (cost - $363,164)                                                                                  303,000
                                                                                                                      -----------

           COLOMBIA - 2.03%
           SOVEREIGN - 2.03%
      150  Republic of Colombia (2)                                                  11.750           02/25/20            126,844
      370  Republic of Colombia, Unsubordinated (2)                               7.625 - 9.750 02/15/07 - 04/23/09       302,997
      205  Republic of Colombia, Unsubordinated, Series NOV (2)                       9.750           04/23/09            164,512
                                                                                                                      -----------
           Total Colombia (cost - $649,353)                                                                               594,353
                                                                                                                      -----------

           CROATIA - 0.64%
           SOVEREIGN - 0.64%
      205  Croatia, Series A (3)(6) (cost - $185,376)                                 7.750           07/31/10            186,648
                                                                                                                      -----------
           ECUADOR - 1.72%
           SOVEREIGN - 1.72%
      338  Republic of Ecuador (2)*                                                  12.000           11/15/12            237,867
      454  Republic of Ecuador (2)(5)(7)*                                             4.000           08/15/30            179,897
        4  Republic of Ecuador, Registered (2)                                       12.000           11/15/12              2,815
      210  Republic of Ecuador, Registered (2)(7)                                     4.000           08/15/30             83,213
                                                                                                                      -----------
           Total Ecuador (cost - $313,606)                                                                                503,792
                                                                                                                      -----------

           MALAYSIA - 3.76%
           CORPORATE - 2.72%
      585  Petroliam Nasional Berhad, Registered (2)*                             7.125 - 7.625 10/18/06 - 10/15/26       546,799


The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                        EMERGING MARKETS DEBT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                             RATE(S)          DATE(S)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)
           CORPORATE (CONTINUED)
      250  Tenaga Nasional Berhad, Notes (10)                                         7.875%          06/15/04        $   251,413
                                                                                                                      -----------
                                                                                                                          798,212
                                                                                                                      -----------
           SOVEREIGN - 1.04%
      290  Malaysia (2)                                                               8.750           06/01/09            303,413
                                                                                                                      -----------
           Total Malaysia (cost - $1,083,546)                                                                           1,101,625
                                                                                                                      -----------

           MEXICO - 13.62%
           CORPORATE - 1.47%
      150  Banco Nacional de Comercio Exterier, Debentures (2)                        7.250           02/02/04            145,695
      300  Innova S. De R.L., Senior Notes (11) *                                    12.875           04/01/07            285,000
                                                                                                                      -----------
                                                                                                                          430,695
                                                                                                                      -----------

           SOVEREIGN - 12.15%
      715  United Mexican States (2)                                              9.875 - 11.500 01/15/07 - 05/15/26      808,495
      580  United Mexican States, Notes (2)                                           9.875           02/01/10            616,975
      250  United Mexican States, Notes, Series MTN (6)                               8.500           02/01/06            250,625
      425  United Mexican States, Secured Discount Bonds, Series C (3)(6)             7.800           12/31/19            439,875
       20  United Mexican States, Secured Par Bonds, Series W-A (6)                   6.250           12/31/19             17,850
    1,600  United Mexican States, Secured Par Bonds, Series W-B (6)                   6.250           12/31/19          1,428,000
                                                                                                                      -----------
                                                                                                                        3,561,820
                                                                                                                      -----------
           Total Mexico (cost - $3,774,017)                                                                             3,992,515
                                                                                                                      -----------

           MOROCCO - 1.60%
           SOVEREIGN - 1.60%
      517  The Kingdom of Morocco, Tranche A (1)(3) (cost - $415,213)                 7.750           01/01/09            468,328
                                                                                                                      -----------

           NIGERIA - 2.18%
           SOVEREIGN - 2.18%
      500  Central Bank of Nigeria, Par Bonds, Series W (6)(7)(12)                    6.250           11/15/20            290,000
      735  Nigeria Promissory Notes (2)(7)                                            5.092           01/05/10            349,036
                                                                                                                      -----------
           Total Nigeria (cost - $751,718)                                                                                639,036
                                                                                                                      -----------

           PANAMA - 3.02%
           SOVEREIGN - 3.02%

      385  The Republic of Panama (2)                                             8.875 - 9.375 09/30/27 - 04/01/29       346,872


The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                        EMERGING MARKETS DEBT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                             RATE(S)          DATE(S)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)
           SOVEREIGN (CONTINUED)
      670  The Republic of Panama, IRD (3)(5)(6)                                      4.500%          07/17/14        $   537,256
                                                                                                                      -----------
           Total Panama (cost - $887,800)                                                                                 884,128
                                                                                                                      -----------
           PERU - 2.04%
           SOVEREIGN - 2.04%
      480  The Republic of Peru, Collateralized FLIRB (5)(6)(7)                       3.750           03/07/17            271,200
      340  The Republic of Peru, PDI Bonds (3)(6)                                     4.500           03/07/17            215,050
      176  The Republic of Peru, PDI Bonds (3)(6)*                                    4.500           03/07/17            111,320
                                                                                                                      -----------
           Total Peru (cost - $639,951)                                                                                   597,570
                                                                                                                      -----------

           PHILIPPINES - 3.91%
           SOVEREIGN - 3.91%
      605  Republic of the Philippines (2)                                        9.500 - 9.875 01/15/19 - 10/21/24       530,081
      460  Republic of the Philippines, Notes (2)                                9.875 - 10.625 03/16/10 - 03/16/25       407,448
      230  Republic of the Philippines, Unsecured (2)                                 8.875           04/15/08            210,163
                                                                                                                      -----------
           Total Philippines (cost - $1,182,324)                                                                        1,147,692
                                                                                                                      -----------

           POLAND - 0.93%
           SOVEREIGN - 0.93%
      400  The Republic of Poland, Series RSTA (6)(7) (cost - $270,129)               4.000           10/27/24            273,500
                                                                                                                      -----------

           RUSSIA - 9.21%
           SOVEREIGN - 9.21%
      602  Chase Russian Ruble-linked Notes (10)                                      0.800           01/21/04            134,375
      325  Russian Federation, Registered (2)                                        11.000           07/24/18            238,875
      525  Russian Federation, Senior Unsubordinated, Registered (2)                 11.750           06/10/03            504,000
    1,626  Russian Federation, Unsubordinated (2)(5)(7)*                              2.250           03/31/30            632,264
      231  Russian Federation, Unsubordinated (2)(5)*                                 8.250           03/31/10            154,129
      260  Russian Federation, Unsubordinated, Registered (2)                    8.750 - 12.750 11/27/01 - 06/24/28       764,654
      700  Russian Federation, Unsubordinated, Registered (2)(5)(7)                   2.250           03/31/30            272,125
                                                                                                                      -----------
           Total Russia (cost - $2,639,323)                                                                             2,700,422
                                                                                                                      -----------

           SOUTH AFRICA - 1.51%
           SOVEREIGN - 1.51%
      310  Republic of South Africa (2)                                               9.125           05/19/09            308,063


The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                        EMERGING MARKETS DEBT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                             RATE(S)          DATE(S)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)
           SOVEREIGN (CONTINUED)
      150  Republic of South Africa (11)                                              8.500%          06/23/17        $   135,750
                                                                                                                      -----------
           Total South Africa (cost - $443,254)                                                                           443,813
                                                                                                                      -----------
           SOUTH KOREA - 5.09%
           CORPORATE - 1.58%
      200  Cho Hung Bank, Subordinated Notes*                                        11.500           04/01/10            199,500
      130  Hanvit Bank, Registered (1)(7)                                            12.750           03/01/10            132,743
      135  Korea Development Bank (2)                                                 7.125           04/22/04            132,233
                                                                                                                      -----------
                                                                                                                         464,476
                                                                                                                      -----------

           SOVEREIGN - 3.51%
      980  Republic of Korea (2)                                                      8.875           04/15/08          1,029,000
                                                                                                                      -----------
           Total South Korea (cost - $1,463,223)                                                                        1,493,476
                                                                                                                      -----------

           TURKEY - 4.45%
           CORPORATE - 1.02%
      300  Export Credit Bank of Turkey, Unsubordinated, Registered (2)*             11.500           02/25/05            298,500
                                                                                                                      -----------

           SOVEREIGN - 3.43%
      200  Republic of Turkey (2)                                                    11.750           06/15/10            199,500
      795  Republic of Turkey, Senior Unsubordinated (2)                         11.875 - 12.375 06/15/09 - 01/15/30      806,081
                                                                                                                      -----------
                                                                                                                        1,005,581
                                                                                                                      -----------
           Total Turkey (cost - $1,366,697)                                                                             1,304,081
                                                                                                                      -----------

           UKRAINE - 0.81%
           SOVEREIGN - 0.81%
      320  Ukraine Government, Senior Notes, Registered (2) (cost - $202,124)        11.000           03/15/07            238,300
                                                                                                                      -----------

           VENEZUELA - 6.58%
           SOVEREIGN - 6.58%
      990  Republic of Venezuela (2)                                              9.250 - 13.625      08/15/18            686,915
      179  Republic of Venezuela, DCD, Series DL (3)(5)(6)                            7.875           12/18/07            153,241
      167  Republic of Venezuela, FLIRD, Series A (3)(5)(6)                           7.625           03/31/07            141,353
      833  Republic of Venezuela, FLIRD, Series B (3)(5)(6)                           7.625           03/31/07            706,766
      325  Republic of Venezuela, Par Bonds, Series W-A (6)(13)                       6.750           03/31/20            241,719
                                                                                                                      -----------
           Total Venezuela (cost - $1,762,785)                                                                          1,929,994
                                                                                                                      -----------
           Total Long-Term Debt Investments (cost - $26,150,549)                                                       26,707,794
                                                                                                                      -----------


The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                        EMERGING MARKETS DEBT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                             INTEREST         MATURITY
(000'S)+                                                                              RATE             DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT -- 6.01%

           GRAND CAYMAN - 6.01%
    1,760  Brown Brothers Harriman & Co. (cost - $1,760,000)                          5.760%             **           $ 1,760,000
                                                                                                                      -----------

           Total Investments -- 97.11%
             (cost - $27,910,549)....................................                                                  28,467,794
           Other assets in excess of liabilities -- 2.89%.............                                                    848,404
                                                                                                                      -----------
           Net Assets -- 100.00%......................................                                                $29,316,198
                                                                                                                      -----------
                                                                                                                      -----------

-------

+     Denominated in United States dollars unless otherwise indicated.

* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.

** Variable rate call account. Rate resets on a daily basis, amounts available generally on the same business day.

(1)   Loan Participations.

(2)   Global/Eurobonds.

(3)   Adjustable rate; rate based on London Interbank Offered Rate (LIBOR).

(4)   Domestic bonds.

(5)   Pro-rata sinking fund has been established.

(6)   Brady bonds.

(7)   Step-up coupon; coupon increases at periodic intervals.

(8) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.

(9) The coupon payment of 11.50% on the subordinated bond which was due and payable on July 1, 2000 is currently being held in escrow by the bond trustee as a result of various technical defaults committed by the issuer of the bond. It is possible that the July 1, 2000 coupon may not be paid at all if certain actions are taken by the owners of the senior bonds and it is also possible that the escrow could be extended if additional technical defaults occur.

(10)  Quasi-government bonds.

(11)  Yankee bonds.

(12)  With an additional 2,250 warrants attached, with no market value.

(13) With an additional 9,635 value recovery rights attached, with no market value.

DCB   Debt Conversion Bonds.

DCD   Debt Conversion Debentures.

FLIRB Front Loaded Interest Reduction Bonds.

FLIRD Front Loaded Interest Reduction Debentures.

FRD   Floating Rate Debentures.

IRD   Interest Reduction Debentures.

NMB   New Money Bonds.

PDI   Past Due Interest.


The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                      STATEMENTS OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

                                                                        INCOME      HIGH YIELD TOTAL   EMERGING MARKETS
                                                                      PORTFOLIO     RETURN PORTFOLIO    DEBT PORTFOLIO
                                                                     ------------   ----------------   ----------------
ASSETS
   Investments, at value (cost - $16,753,756, $100,155,085
     and $27,910,549, respectively)                                   $16,575,762     $  90,173,203       $28,467,794
   Cash                                                                        --             3,647                --
   Receivable for investments sold                                             --         2,113,250            79,812
   Interest and dividends receivable                                      174,747         2,384,941           615,380
   Receivable for Portfolio shares sold                                   247,100         1,177,851           372,356
   Receivable for open forward foreign currency exchange contracts             --            64,664                --
   Receivable from investment adviser                                      25,599             4,597             4,747
   Deferred organization expenses and other assets                         20,834            45,493            20,958
                                                                     ------------   ---------------    --------------
        Total assets                                                   17,044,042        95,967,646        29,561,047
                                                                     ------------   ---------------    --------------
LIABILITIES
   Payable for investments purchased                                    2,469,678           489,360            14,427
   Dividends payable                                                       24,360           304,801            77,451
   Payable for Portfolio shares repurchased                                70,574           263,458            15,713
   Distribution and service fees payable (Class A, B, and C
     shares)                                                               16,203           153,530            34,014
   Custodian fee payable                                                    1,727             4,241            13,511
   Administration fee payable                                               1,792            11,606             3,689
   Accrued expenses                                                        81,379           128,661            86,044
                                                                     ------------   ---------------    --------------
        Total liabilities                                               2,665,713         1,355,657           244,849
                                                                     ------------   ---------------    --------------
NET ASSETS
   Capital stock, $0.001 par value (unlimited shares of beneficial
     interest authorized)                                                   1,239            10,292             2,798
   Paid-in capital                                                     15,084,725       123,461,707        31,752,683
   Undistributed net investment income                                         --                --             7,196
   Accumulated net realized loss from investments and foreign
     currency related transactions, if any                               (529,641)      (18,942,792)       (3,007,376)
   Net unrealized appreciation/(depreciation) on investments and
     foreign currency related transactions, if any                       (177,994)       (9,917,218)          560,897
                                                                     ------------   ---------------    --------------
        Net assets                                                    $14,378,329     $  94,611,989       $29,316,198
                                                                     ============   ===============    ==============

CLASS A
   Net assets                                                        $  5,742,382     $  50,284,087       $24,475,653
                                                                     ------------   ---------------    --------------
   Shares of beneficial interest outstanding                              494,929         5,470,171         2,332,938
                                                                     ------------   ---------------    --------------
   Net asset value per share                                               $11.60             $9.19            $10.49
                                                                           ======             =====            ======
   Maximum offering price per share (net asset value plus sales
     charge of 4.50%* of the offering price)                               $12.15             $9.62            $10.98
                                                                           ======             =====            ======
CLASS B
   Net assets                                                        $  2,442,731     $  22,777,025      $  1,882,722
                                                                     ------------   ---------------    --------------
   Shares of beneficial interest outstanding                              210,539         2,477,727           180,894
                                                                     ------------   ---------------    --------------
   Net asset value and offering price per share**                          $11.60             $9.19            $10.41
                                                                           ======             =====            ======
CLASS C
   Net assets                                                        $  2,493,480     $  21,550,877      $  2,957,823
                                                                     ------------   ---------------    --------------
   Shares of beneficial interest outstanding                              214,915         2,344,353           283,963
                                                                     ------------   ---------------    --------------
   Net asset value and offering price per share**                          $11.60             $9.19            $10.42
                                                                           ======             =====            ======
CLASS Y
   Net assets                                                        $  3,699,736                --                --
                                                                     ------------   ---------------    --------------
   Shares of beneficial interest outstanding                              318,877                --                --
                                                                     ------------   ---------------    --------------
   Net asset value, offering and redemption price per share                $11.60                --                --
                                                                           ======             =====            ======

--------------------
*   On investments of $500,000 or more, the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                            STATEMENTS OF OPERATIONS

                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
                                  (UNAUDITED)

                                                                        INCOME      HIGH YIELD TOTAL   EMERGING MARKETS
                                                                      PORTFOLIO     RETURN PORTFOLIO    DEBT PORTFOLIO
                                                                     ------------   ----------------   ----------------
INVESTMENT INCOME
   Interest*                                                            $ 489,560       $ 4,989,048      $  1,500,616
   Dividends                                                                   --           219,574                --
                                                                     ------------   ---------------    --------------
                                                                          489,560         5,208,622         1,500,616
                                                                     ------------   ---------------    --------------
EXPENSES
   Advisory fees                                                           30,865           270,790           154,426
   Transfer agent fees and expenses                                        78,690            85,553            51,053
   Accounting fees                                                         40,114            66,887            45,124
   Distribution and service fees - Class A                                  9,171            80,298            45,438
   Distribution and service fees - Class B                                 10,971           114,938             8,701
   Distribution and service fees - Class C                                 10,685           103,229            14,459
   Administration fees                                                     10,288            67,698            22,942
   Legal and auditing fees                                                 23,579            30,583            36,300
   Federal and state registration fees                                     19,666            28,310            27,162
   Reports and notices to shareholders                                      3,510            24,066            10,626
   Custodian fees and expenses                                              4,200             9,742            21,058
   Insurance expenses                                                       4,456             4,670             4,483
   Trustees' fees and expenses                                              4,262             4,262             4,262
   Amortization of organization expenses                                       --             6,154                --
   Other                                                                    2,109             3,334            12,835
                                                                     ------------   ---------------    --------------
       Total expenses before waivers and related reimbursements           252,566           900,514           458,869
       Less: waivers and related reimbursements                          (190,349)         (311,039)         (165,770)
                                                                     ------------   ---------------    --------------
       Total expenses after waivers and related reimbursements             62,217           589,475           293,099
                                                                     ------------   ---------------    --------------
   Net investment income                                                  427,343         4,619,147         1,207,517
                                                                     ------------   ---------------    --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from:
       Investments                                                        (94,330)       (7,733,608)          925,140
       Foreign currency related transactions                                   --                --           (22,804)
   Net change in unrealized appreciation/(depreciation) on:
       Investments                                                        174,787         1,951,827        (1,269,033)
       Foreign currency related transactions                                                 64,664                93
                                                                     ------------   ---------------    --------------
   Net realized and unrealized gain/(loss) on investments                  80,457        (5,717,117)         (366,604)
                                                                     ------------   ---------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 507,800       $(1,097,970)      $   840,913
                                                                     ============   ===============    ==============

-------

* Net of foreign withholding taxes of $3,048 for the Emerging Markets Debt Portfolio.


The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                       STATEMENTS OF CHANGES IN NET ASSETS

                                   INCOME                         HIGH YIELD TOTAL                    EMERGING MARKETS
                                 PORTFOLIO                        RETURN PORTFOLIO                     DEBT PORTFOLIO
                   -----------------------------------   -----------------------------------   -----------------------------------
                        FOR THE             FOR THE           FOR THE            FOR THE            FOR THE           FOR THE
                   SIX MONTHS ENDED         FISCAL        SIX MONTHS ENDED        FISCAL        SIX MONTHS ENDED       FISCAL
                   SEPTEMBER 30, 2000     YEAR ENDED     SEPTEMBER 30, 2000     YEAR ENDED     SEPTEMBER 30, 2000    YEAR ENDED
                      (UNAUDITED)       MARCH 31, 2000      (UNAUDITED)       MARCH 31, 2000       (UNAUDITED)      MARCH 31, 2000
                   ------------------   --------------   ------------------   --------------   ------------------   --------------
INCREASE/
(DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment
    income            $  427,343           $ 772,173        $  4,619,147       $ 10,644,604        $ 1,207,517       $  2,952,266
  Net realized
    gain/(loss)
    from
    investments
    and foreign
    currency
    related
    transactions,
    if any               (94,330)           (426,746)         (7,733,608)        (9,640,254)           902,336            207,619
  Net change in
    unrealized
    appreciation/
    (depreciation)
    on investments
    and foreign
    currency
    related
    transactions,
    if any               174,787            (237,372)          2,016,491         (6,413,837)        (1,268,940)         4,415,644
                     -----------         -----------        ------------       ------------        -----------       ------------
  Net increase/
    (decrease) in
     net assets
     resulting from
     operations          507,800             108,055          (1,097,970)        (5,409,487)           840,913          7,575,529
                     -----------         -----------        ------------       ------------        -----------       ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment
    income
      Class A shares    (165,784)          (287,824)          (2,440,151)        (5,826,234)        (1,041,544)        (2,695,204)
      Class B shares     (62,309)          (103,053)          (1,148,653)        (2,454,402)           (64,514)          (141,858)
      Class C shares     (60,667)          (109,008)          (1,030,343)        (2,378,968)          (107,133)          (188,282)
      Class Y shares    (138,583)          (272,288)                  --                 --                 --                 --
                     -----------         -----------        ------------       ------------        -----------       ------------
                        (427,343)          (772,173)          (4,619,147)       (10,659,604)        (1,213,191)        (3,025,344)
                     -----------         -----------        ------------       ------------        -----------       ------------
  Net realized
    capital gains
      Class A shares          --                (741)                 --                 --                 --                 --
      Class B shares          --                (330)                 --                 --                 --                 --
      Class C shares          --                (300)                 --                 --                 --                 --
      Class Y shares          --                (711)                 --                 --                 --                 --
                     -----------         -----------        ------------       ------------        -----------       ------------
                              --              (2,082)                 --                 --                 --                 --
                     -----------         -----------        ------------       ------------        -----------       ------------
SHARES OF BENEFICIAL
  INTEREST
  Net proceeds from
    the sale of
    shares             2,523,747            5,724,901         24,902,145        43,646,464           4,452,882          7,512,688
  Cost of shares
    repurchased       (2,328,454)         (4,094,378)        (14,218,601)      (50,723,201)         (8,645,211)       (14,026,898)
  Shares issued in
    reinvestment
    of dividends         270,201             498,729           2,427,163          5,537,955            805,348          1,889,157
                     -----------         -----------        ------------       ------------        -----------       ------------
  Net increase/
    (decrease) in
    net assets
    derived from
    shares of
    beneficial
    interest
    transactions         465,494           2,129,252          13,110,707         (1,538,782)        (3,386,981)        (4,625,053)
                     -----------         -----------        ------------       ------------        -----------       ------------
  Total increase/
    (decrease)
    in net assets        545,951           1,463,052           7,393,590        (17,607,873)        (3,759,259)           (74,868)
NET ASSETS
  Beginning of
  period              13,832,378          12,369,326          87,218,399        104,826,272         33,075,457         33,150,325
                     -----------         -----------        ------------       ------------        -----------       ------------
  End of period*     $14,378,329         $13,832,378        $ 94,611,989       $ 87,218,399        $29,316,198       $ 33,075,457
                     ===========         ===========        ============       ============        ===========       ============

--------------------
* Emerging Markets Debt Portfolio, includes undistributed net investment income of $7,196 and $12,870, respectively, for each period presented.


The accompanying notes are an integral part of the financial statements.

                  T H E   B E A R   S T E A R N S   F U N D S

                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

------------------------------------------------------------------------------

                                                            NET                         NET
                                                           ASSET                    REALIZED AND     DIVIDENDS    DISTRIBUTIONS
                                                           VALUE,          NET       UNREALIZED       FROM NET      FROM NET
                                                         BEGINNING    INVESTMENT   GAIN/(LOSS) ON    INVESTMENT     REALIZED
                                                         OF PERIOD    INCOME*(1)   INVESTMENTS*(2)     INCOME     CAPITAL GAINS
                                                         ---------    ----------   ---------------   ----------   -------------
INCOME PORTFOLIO
CLASS A
  For the six months ended September 30, 2000
    (unaudited)                                            $11.53        $0.36         $ 0.07         $(0.36)           --
  For the fiscal year ended March 31, 2000                  12.15         0.70          (0.62)         (0.70)           --
  For the fiscal year ended March 31, 1999                  12.37         0.74          (0.03)         (0.74)       $(0.19)
  For the fiscal year ended March 31, 1998                  12.03         0.76           0.36          (0.76)        (0.02)
  For the fiscal year ended March 31, 1997                  12.26         0.73          (0.20)         (0.73)        (0.03)
  For the period April 5, 1995** through
    March 31, 1996                                          12.00         0.71           0.30          (0.71)        (0.04)
CLASS B
  For the six months ended September 30, 2000
    (unaudited)                                             11.53         0.32           0.07          (0.32)           --
  For the fiscal year ended March 31, 2000                  12.15         0.63          (0.62)         (0.63)           --
  For the fiscal year ended March 31, 1999                  12.37         0.65          (0.03)         (0.65)        (0.19)
  For the period February 2, 1998*** through
    March 31, 1998                                          12.47         0.10          (0.10)         (0.10)           --
CLASS C
  For the six months ended September 30, 2000
    (unaudited)                                             11.53         0.32           0.07          (0.32)           --
  For the fiscal year ended March 31, 2000                  12.15         0.63          (0.62)         (0.63)           --
  For the fiscal year ended March 31, 1999                  12.37         0.65          (0.03)         (0.65)        (0.19)
  For the fiscal year ended March 31, 1998                  12.03         0.70           0.36          (0.70)        (0.02)
  For the fiscal year ended March 31, 1997                  12.26         0.68          (0.20)         (0.68)        (0.03)
  For the period April 5, 1995** through
    March 31, 1996                                          12.00         0.67           0.30          (0.67)        (0.04)
CLASS Y
  For the six months ended September 30, 2000
    (unaudited)                                             11.53         0.38           0.07          (0.38)           --
  For the fiscal year ended March 31, 2000                  12.15         0.74          (0.62)         (0.74)           --
  For the fiscal year ended March 31, 1999                  12.37         0.78          (0.03)         (0.78)        (0.19)
  For the fiscal year ended March 31, 1998                  12.03         0.80           0.36          (0.80)        (0.02)
  For the fiscal year ended March 31, 1997                  12.26         0.77          (0.20)         (0.77)        (0.03)
  For the period September 8, 1995*** through
    March 31, 1996                                          12.35         0.41          (0.05)         (0.41)        (0.04)
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the six months ended September 30, 2000
    (unaudited)                                              9.78         0.51          (0.59)         (0.51)           --
  For the fiscal year ended March 31, 2000                  11.36         1.08          (1.58)         (1.08)           --
  For the fiscal year ended March 31, 1999                  12.73         1.11          (1.32)         (1.11)        (0.05)
  For the period January 2, 1998** through
    March 31, 1998                                          12.00         0.26           0.73          (0.26)           --
CLASS B
  For the six months ended September 30, 2000
    (unaudited)                                              9.78         0.48          (0.59)         (0.48)           --
  For the fiscal year ended March 31, 2000                  11.36         1.01          (1.58)         (1.01)           --
  For the fiscal year ended March 31, 1999                  12.73         1.04          (1.32)         (1.04)        (0.05)
  For the period January 2, 1998** through
    March 31, 1998                                          12.00         0.24           0.73          (0.24)           --
CLASS C
  For the six months ended September 30, 2000
    (unaudited)                                              9.78         0.48          (0.59)         (0.48)           --
  For the fiscal year ended March 31, 2000                  11.36         1.01          (1.58)         (1.01)           --
  For the fiscal year ended March 31, 1999                  12.73         1.04          (1.32)         (1.04)        (0.05)
  For the period January 2, 1998** through
    March 31, 1998                                          12.00         0.24           0.73          (0.24)           --

-------

  * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

 ** Commencement of investment operations.

*** Commencement of initial public offering.

(1) Reflects waivers and related reimbursements.


The accompanying notes are an integral part of the financial statements.

                                                                                                            INCREASE/
                                                                                                           (DECREASE)
                                                                                                            REFLECTED
                                                                                                           IN EXPENSE
                                                                                                           RATIOS AND
                                                                                                           NET INVEST-
                                             NET                NET ASSETS,   RATIO OF     RATIO OF NET   MENT INCOME
                                            ASSET                 END OF      EXPENSES     INVESTMENT       DUE TO
                                            VALUE,     TOTAL      PERIOD     TO AVERAGE    INCOME TO      WAIVERS        PORTFOLIO
                                            END OF  INVESTMENT    (000'S        NET         AVERAGE        AND RELATED   TURNOVER
                                            PERIOD   RETURN(3)   OMITTED)     ASSETS(1)   NET ASSETS(1)  REIMBURSEMENTS    RATE
                                            ------  ----------  ----------   ----------   -------------  --------------  --------
INCOME PORTFOLIO
CLASS A
  For the six months ended September 30,
    2000 (unaudited)                        $11.60     3.84%      $ 5,742       0.80%(5)       6.32%(5)       2.78%(5)     160.04%
  For the fiscal year ended March 31, 2000   11.53     0.77         5,071       0.80           5.99           3.13         158.47
  For the fiscal year ended March 31, 1999   12.15     5.77         4,775       0.80           5.83           2.98         107.21
  For the fiscal year ended March 31, 1998   12.37     9.43         2,926       0.80           6.13           1.86         244.78
  For the fiscal year ended March 31, 1997   12.03     4.40         3,367       0.80           5.99           1.73         262.95
  For the period April 5, 1995** through
    March 31, 1996                           12.26     8.54         4,467       0.80(5)        5.76(5)        2.87(5)      107.35
CLASS B
  For the six months ended September 30,
    2000 (unaudited)                         11.60     3.50         2,443       1.45(5)        5.66(5)        2.78(5)      160.04
  For the fiscal year ended March 31, 2000   11.53     0.12         2,027       1.45           5.34           3.13         158.47
  For the fiscal year ended March 31, 1999   12.15     5.09         1,121       1.45           5.16           2.81         107.21
  For the period February 2, 1998***
    through March 31, 1998                   12.37    (0.04)(4)        18       1.45(5)        5.22(4)(5)     0.48(4)(5)   244.78
CLASS C
  For the six months ended September 30,
    2000 (unaudited)                         11.60     3.50         2,493       1.45(5)        5.68(5)        2.78(5)      160.04
  For the fiscal year ended March 31, 2000   11.53     0.12         1.971       1.45           5.33           3.13         158.47
  For the fiscal year ended March 31, 1999   12.15     5.08         2,067       1.45           5.28           3.18         107.21
  For the fiscal year ended March 31, 1998   12.37     8.92         1,403       1.28           5.60           1.80         244.78
  For the fiscal year ended March 31, 1997   12.03     3.99         1,018       1.20           5.57           1.74         262.95
  For the period April 5, 1995** through
    March 31, 1996                           12.26     8.13         1,775       1.25(5)        5.38(5)        2.95(5)      107.35
CLASS Y
  For the six months ended September 30,
    2000 (unaudited)                         11.60     4.02         3,700       0.45(5)        6.71(5)        2.78(5)      160.04
  For the fiscal year ended March 31, 2000   11.53     1.13         4,763       0.45           6.36           3.13         158.47
  For the fiscal year ended March 31, 1999   12.15     6.13         4,406       0.45           6.27           3.23         107.21
  For the fiscal year ended March 31, 1998   12.37     9.81         4,339       0.45           6.39           1.78         244.78
  For the fiscal year ended March 31, 1997   12.03     4.77        13,486       0.45           6.34           1.73         262.95
  For the period September 8, 1995***
    through March 31, 1996                   12.26     2.92(4)     12,199       0.45(5)        5.93(4)(5)     2.89(4)(5)   107.35

HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the six months ended September 30,
    2000 (unaudited)                          9.19    (0.90)       50,284       1.00(5)       10.55(5)        0.68(5)       30.94
  For the fiscal year ended March 31, 2000    9.78    (4.68)       44,991       1.00          10.14           0.58          70.61
  For the fiscal year ended March 31, 1999   11.36    (1.57)       55,367       1.00           9.37           0.74         101.75
  For the period January 2, 1998** through
    March 31, 1998                           12.73     8.30        18,301       1.00(5)        9.14(5)        1.67(5)      139.61
CLASS B
  For the six months ended September 30,
    2000 (unaudited)                          9.19    (1.22)       22,777       1.65(5)        9.93(5)        0.68(5)       30.94
  For the fiscal year ended March 31, 2000    9.78    (5.29)       23,520       1.65           9.49           0.59          70.61
  For the fiscal year ended March 31, 1999   11.36    (2.21)       23,395       1.65           8.76           0.73         101.75
  For the period January 2, 1998** through
    March 31, 1998                           12.73     8.13         6,013       1.65(5)        8.46(5)        1.68(5)      139.61
CLASS C
  For the six months ended September 30,
    2000 (unaudited)                          9.19    (1.22)       21,551       1.65(5)        9.90(5)        0.68(5)       30.94
  For the fiscal year ended March 31, 2000    9.78    (5.29)       18,707       1.65           9.49           0.59          70.61
  For the fiscal year ended March 31, 1999   11.36    (2.21)       26,064       1.65           8.73           0.73         101.75
  For the period January 2, 1998** through
    March 31, 1998                           12.73     8.13        11,298       1.65(5)        8.46(5)        1.67(5)      139.61

-------

(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For High Yield Total Return Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.

(3) Total investment return does not consider the effects of sales charges or contigingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) The total investment return and ratios for a class of shares are not necessarily comparible to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.

(5) Annualized.

                  T H E   B E A R   S T E A R N S   F U N D S

                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

------------------------------------------------------------------------------

                                                    NET                         NET
                                                   ASSET                    REALIZED AND     DIVIDENDS    DISTRIBUTIONS
                                                   VALUE,          NET       UNREALIZED       FROM NET      FROM NET
                                                 BEGINNING    INVESTMENT   GAIN/(LOSS) ON    INVESTMENT     REALIZED
                                                 OF PERIOD    INCOME*(1)   INVESTMENTS*(2)     INCOME     CAPITAL GAINS
                                                 ---------    ----------   ---------------   ----------   -------------
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
  For the six months ended September 30,
    2000 (unaudited)                                $10.58      $0.41          $(0.09)        $(0.41)            --
  For the fiscal year ended March 31, 2000            9.27       0.83            1.31          (0.83)            --
  For the fiscal year ended March 31, 1999           12.00       1.05           (2.60)         (1.01)         $(0.17)
  For the fiscal year ended March 31, 1998           11.14       0.91            1.17          (0.92)          (0.30)
  For the fiscal year ended March 31, 1997            9.02       0.85            2.10          (0.83)            --
  For the fiscal year ended March 31, 1996            6.90       0.91            2.13          (0.92)            --
CLASS B
  For the six months ended September 30,
    2000 (unaudited)                                 10.50       0.38           (0.09)         (0.38)            --
  For the fiscal year ended March 31, 2000            9.19       0.76            1.31          (0.76)            --
  For the fiscal year ended March 31, 1999           11.95       0.98           (2.60)         (0.97)         (0.17)
  For the period January 12, 1998**
    through March 31, 1998                           11.33       0.21            0.61          (0.20)            --
CLASS C
  For the six months ended September 30,
    2000 (unaudited)                                 10.51       0.38           (0.09)         (0.38)            --
  For the fiscal year ended March 31, 2000            9.20       0.76            1.31          (0.76)            --
  For the fiscal year ended March 31, 1999           11.95       0.98           (2.59)         (0.97)         (0.17)
  For the fiscal year ended March 31, 1998           11.14       0.97            1.04          (0.90)         (0.30)
  For the fiscal year ended March 31, 1997            9.04       0.84            2.07          (0.81)            --
  For the period June 26, 1995** through
    March 31, 1996                                    7.81       0.59            1.32          (0.68)            --

-------

  * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

 ** Commencement of initial public offering.

(1) Reflects waivers and related reimbursements.


The accompanying notes are an integral part of the financial statements.

                                                                                                            INCREASE/
                                                                                                           (DECREASE)
                                                                                                            REFLECTED
                                                                                                           IN EXPENSE
                                                                                                           RATIOS AND
                                                                                                           NET INVEST-
                                             NET                NET ASSETS,   RATIO OF     RATIO OF NET   MENT INCOME
                                            ASSET                 END OF      EXPENSES     INVESTMENT       DUE TO
                                            VALUE,     TOTAL      PERIOD     TO AVERAGE    INCOME TO      WAIVERS        PORTFOLIO
                                            END OF  INVESTMENT    (000'S        NET         AVERAGE        AND RELATED   TURNOVER
                                            PERIOD   RETURN(3)   OMITTED)     ASSETS(1)   NET ASSETS(1)  REIMBURSEMENTS    RATE
                                            ------  ----------  ----------   ----------   -------------  --------------  --------

EMERGING MARKETS DEBT PORTFOLIO
CLASS A
  For the six months ended September 30,
    2000 (unaudited)                        $10.49        3.23%    $24,476      1.75%(5)       7.97%(5)       1.08%(5)    105.44%
  For the fiscal year ended March 31, 2000   10.58       24.54      28,517      1.75           8.59           1.11         91.98
  For the fiscal year ended March 31, 1999    9.27      (12.40)     29,526      1.75          10.38           1.28         82.47
  For the fiscal year ended March 31, 1998   12.00       19.31      33,448      1.75           7.70           1.01        128.91
  For the fiscal year ended March 31, 1997   11.14       33.48      33,185      2.00           7.95           0.80        223.41
  For the fiscal year ended March 31, 1996    9.02       46.13      28,860      2.00          10.64           1.18        266.46
CLASS B
  For the six months ended September 30,
    2000 (unaudited)                         10.41        2.88       1,883      2.40(5)        7.49(5)        1.08(5)     105.44
  For the fiscal year ended March 31, 2000   10.50       23.88       1,808      2.40           7.93           1.02         91.98
  For the fiscal year ended March 31, 1999    9.19      (13.08)      1,459      2.40           9.73           1.43         82.47
  For the period January 12, 1998**
    through March 31, 1998                   11.95        7.29(4)      566      2.40(5)        7.13(4)(5)     2.25(4)(5)  128.91
CLASS C
  For the six months ended September 30,
    2000 (unaudited)                         10.42        2.89       2,958      2.40(5)        7.43(5)        1.08(5)     105.44
  For the fiscal year ended March 31, 2000   10.51       23.86       2,750      2.40           7.82           1.01         91.98
  For the fiscal year ended March 31, 1999    9.20      (12.99)      2,165      2.40           9.73           1.16         82.47
  For the fiscal year ended March 31, 1998   11.95       18.66       4,317      2.40           7.31           1.05        128.91
  For the fiscal year ended March 31, 1997   11.14       32.97       2,583      2.40           7.59           0.64        223.41
  For the period June 26, 1995** through
    March 31, 1996                            9.04       25.45(4)      202      2.40(5)        8.72(4)(5)     3.42(4)(5)  266.46

-------

(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. Net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) The total investment return and ratios for a class of shares are not necessarily comparible to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.

(5) Annualized.

                  T H E   B E A R   S T E A R N S   F U N D S

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                         EMERGING MARKETS DEBT PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS - (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994, and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of eleven separate portfolios: seven diversified portfolios, Prime Money Market Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Balanced Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Income Portfolio, and four non-diversified portfolios, Emerging Markets Debt Portfolio ("EMD Portfolio"), The Insiders Select Fund, Focus List Portfolio and S&P STARS Portfolio. As of the date hereof, the Income Portfolio, High Yield Portfolio and EMD Portfolio (each a "Portfolio" and collectively, the "Portfolios") offer four classes of shares, which have been designated as Class A, B, C and Y shares. Class Y shares of the High Yield Portfolio and EMD Portfolio has yet to commence its initial public offering. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on January 2, 1998, the High Yield Portfolio did not have any transactions other than those relating to organizational matters and the sale of one share each of Class A, B and C shares of beneficial interest to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor").

Costs of $56,234 which were incurred by the High Yield Portfolio in connection with the organization of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations. In the event that Bear Stearns or any transferee thereof redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the High Yield Portfolio is liquidated prior to the end of the sixty month period, Bear Stearns or any transferee thereof shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

For the Income Portfolio and High Yield Portfolio, substantially all of the investments (including short-term investments) are valued at each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgement of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).

The assets of the EMD Portfolio are generally not listed on security exchanges or traded on other regulated markets. Therefore, in the absence of reported sales prices on a valuation date, assets generally will be valued at the mean of the last bid and offer quotations. In the absence of reported bid and offer quotations on such valuation date, such assets will be valued from the broker bids of at least one market maker.

In the absence of current broker bids or if such broker bids are not indicative of the fair value for such assets by reason of the illiquidity of a particular security or investment, or other factors, the value of such assets will be recorded at their fair value determined in good faith by the Valuation Committee. In making this determination the Valuation Committee will follow procedures adopted by the Board of Trustees. Such procedures include, among other things, consideration of publicly available information regarding the issuer, market conditions and values ascribed to comparable companies.

The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value.

Expenses and fees, including the respective investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolios' net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A Portfolio may enter into forward foreign currency contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Portfolios had no open forward foreign currency exchange contracts at September 30, 2000, except the High Yield Portfolio, which had the following open contract:

                DELIVERY VALUE   SETTLEMENT                         UNREALIZED
CURRENCY       (LOCAL CURRENCY)     DATE      COMMITMENT    VALUE      GAIN
--------       ----------------  ----------   ----------  --------  ----------
SALE:
European Euro      1,000,000      10/16/00     $947,090   $882,426   $64,664
                                                                     =======

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 2000, the Portfolios had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2008. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

The Portfolios had the following capital loss carryforwards at March 31, 2000:

                                            AMOUNT        AMOUNT
                     GROSS CAPITAL LOSS    EXPIRING      EXPIRING
PORTFOLIO               CARRYFORWARDS      IN 2007       IN 2008
---------               -------------      --------     ---------
Income Portfolio         $ 127,545              --      $ 127,545

High Yield Portfolio     5,460,739        $175,885      5,284,854

EMD Portfolio            3,636,607         780,615      2,855,992

For U.S federal income tax purposes, net realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1999, within the prior fiscal year are deemed to arise on the first day of the current fiscal year. The Income Portfolio and High Yield Portfolio incurred and elected to defer net realized capital losses of $307,115 and $5,748,445, respectively. The EMD Portfolio incurred and elected to defer net realized foreign currency losses of $8,664.

DIVIDENDS AND DISTRIBUTIONS--The Portfolios declare dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends are paid usually on or about the twentieth day of each month. Distribution of net realized gains, if any, will be declared and paid at least annually by each Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the six months ended September 30, 2000, Bear Stearns Assets Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, the Income Portfolio and High Yield Portfolio has agreed to pay BSAM a monthly fee at an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. The EMD Portfolio has agreed to pay BSAM a monthly fee at an annual rate of 1.00% of average daily net assets up to $50 million, 0.85% of average daily net assets of more than $50 million but not in excess of $100 million and 0.55% of average daily net assets above $100 million.

For the six months ended September 30, 2000, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Portfolios, PFPC Worldwide Inc. ("PFPC") provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC is entitled to receive from the Portfolios a monthly fee equal to an annual rate of 0.10% of each Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million, 0.03% of the next $200 million and 0.02% of the net assets above $800 million, subject to a minimum annual fee for each Portfolio.

For the six months ended September 30, 2000, BSAM has undertaken to limit the total operating expenses to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                  CLASS A       CLASS B       CLASS C       CLASS Y
---------                  -------       -------       -------       -------
Income Portfolio             0.80%         1.45%         1.45%         0.45%
High Yield Portfolio         1.00          1.65          1.65            --
EMD Portfolio                1.75          2.40          2.40            --

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 2000, the advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                   ADVISORY FEE WAIVERS      EXPENSE REIMBURSEMENTS
---------                   --------------------      ----------------------
Income Portfolio                 $  30,865                    $159,484
High Yield Portfolio               270,790                      40,249
EMD Portfolio                      154,085                      11,685

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM, BSFM and Bear Stearns, serves as custodian to the Income Portfolio and High Yield Portfolio.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Fund, on behalf of the Portfolios, has entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, the Portfolios paid Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for both Class B and C shares. The Fund, on behalf of the Portfolios, has adopted a Shareholder Servicing Plan whereby the Portfolios paid Bear Stearns fees of up to 0.25% of its Class A, B and C shares.

Fees are based on the average daily net assets in each class of each Portfolio and are accrued daily and paid quarterly or at such other intervals as the Board of Trustees may determine. For the six months ended September 30, 2000, Bear Stearns earned $18,862, $186,568 and $30,352 for the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively, in distribution fees. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses these fees to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. For the same period, Bear Stearns earned $11,965, $111,897 and $38,246 for the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively, in shareholder servicing fees. Bear Stearns uses shareholder servicing fees to pay for personal service and maintenance of shareholder accounts.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. Furthermore, the Distributor advanced 1.25% in sales commission to all authorized dealers on net asset value transfers (which was discontinued effective October 1, 2000). In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the six months ended September 30, 2000, Bear Stearns has advised each Portfolio that it received $7,775, $79,109 and $7,988 in front-end sales charges resulting from sales of Class A shares of the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively. From these fees, Bear Stearns paid sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Income Portfolio, High Yield Portfolio and EMD Portfolio that during the six months ended September 30, 2000, it received $2,239, $50,314 and $1,789 from each Portfolio, respectively, in contingent deferred sales charges ("CDSC") upon certain redemptions by Class B shareholders and $122, $5,356 and $40 from each Portfolio, respectively, in CDSC upon certain redemptions by Class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 2000, were $16,756,310, $100,212,018 and $28,157,265 for the
Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively. Accordingly, the net unrealized appreciation/(depreciation) on investments for each Portfolio were as follows:

                                                             NET
                            GROSS           GROSS       APPRECIATION/
PORTFOLIO                APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------                ------------   ------------   --------------
Income Portfolio          $  119,363    $   (299,911)  $    (180,548)
High Yield Portfolio       1,383,666     (11,422,481)    (10,038,815)
EMD Portfolio              1,441,929      (1,131,400)        310,529

For the six months ended September 30, 2000, aggregate purchases and sales of investment securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                         PURCHASES         SALES
---------                        -----------    -----------
Income Portfolio                 $21,635,363    $20,886,432
High Yield Portfolio              30,155,692     25,031,135
EMD Portfolio                     29,967,152     32,615,442

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At September 30, 2000, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned 1,243 of Class A shares and 1,222 Class C shares of the Income Portfolio and 1 each of Class A, B and C shares of the High Yield Portfolio. Shares of the Income Portfolio owned by Bear Stearns include 202 Class A shares and 181 Class C shares which were acquired through dividend reinvestment. Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                INCOME PORTFOLIO
                                  -------------------------------------------
                                     SALES      REPURCHASES     REINVESTMENTS
                                  -----------   -----------     -------------
CLASS A
FOR THE SIX MONTHS ENDED
  SEPTEMBER 30, 2000 (UNAUDITED)
Shares                                104,439         56,030          6,601
Value                             $ 1,202,881    $   643,823      $  75,706

FOR THE FISCAL YEAR ENDED
  MARCH 31, 2000
Shares                                163,837        128,806         11,831
Value                             $ 1,918,988    $ 1,508,227      $ 138,514

CLASS B
FOR THE SIX MONTHS ENDED
  SEPTEMBER 30, 2000 (UNAUDITED)
Shares                                 38,048          7,336          3,955
Value                             $   435,168    $    84,010      $  45,338

FOR THE FISCAL YEAR ENDED
  MARCH 31, 2000
Shares                                144,531         67,853          6,877
Value                             $ 1,699,578    $   787,231      $  80,141

                                                INCOME PORTFOLIO
                                  -------------------------------------------
                                     SALES      REPURCHASES     REINVESTMENTS
                                  -----------   -----------     -------------
CLASS C
FOR THE SIX MONTHS ENDED
  SEPTEMBER 30, 2000 (UNAUDITED)
Shares                                 72,870        33,062            4,156
Value                             $   838,636   $   380,329       $   47,654

FOR THE FISCAL YEAR ENDED
  MARCH 31, 2000
Shares                                 68,592        74,773            6,971
Value                             $   806,590   $   874,826       $   81,499

CLASS Y
FOR THE SIX MONTHS ENDED
  SEPTEMBER 30, 2000 (UNAUDITED)
Shares                                  4,120       107,242            8,863
Value                             $    47,062   $ 1,220,292       $  101,503

FOR THE FISCAL YEAR ENDED
  MARCH 31, 2000
Shares                                111,924        78,521           17,002
Value                             $ 1,299,745   $   924,094       $  198,575

                                             HIGH YIELD PORTFOLIO
                                  -------------------------------------------
                                     SALES      REPURCHASES     REINVESTMENTS
                                  -----------   -----------     -------------
CLASS A
FOR THE SIX MONTHS ENDED
  SEPTEMBER 30, 2000 (UNAUDITED)
Shares                              1,511,602       780,156         138,372
Value                             $14,446,386   $ 7,488,606     $ 1,321,144

FOR THE FISCAL YEAR ENDED
  MARCH 31, 2000
Shares                              2,046,001     2,607,245         286,754
Value                             $22,253,022   $27,209,668     $ 3,053,931

CLASS B
FOR THE SIX MONTHS ENDED
  SEPTEMBER 30, 2000 (UNAUDITED)
Shares                                275,936       261,405          58,276
Value                             $ 2,631,594   $ 2,506,606     $   556,745

FOR THE FISCAL YEAR ENDED
  MARCH 31, 2000
Shares                              1,036,215       803,901         113,499
Value                             $11,213,716   $ 8,390,332     $ 1,205,625

CLASS C
FOR THE SIX MONTHS ENDED
  SEPTEMBER 30, 2000 (UNAUDITED)
Shares                                812,911       438,890          57,579
Value                             $ 7,824,165   $ 4,223,389     $   549,274

FOR THE FISCAL YEAR ENDED
  MARCH 31, 2000
Shares                                944,475     1,446,955         119,893
Value                             $10,179,726   $15,123,201     $ 1,278,399


                                               EMD PORTFOLIO
                                  -------------------------------------------
                                     SALES      REPURCHASES     REINVESTMENTS
                                  -----------   -----------     -------------
CLASS A
FOR THE SIX MONTHS ENDED
  SEPTEMBER 30, 2000 (UNAUDITED)
Shares                                318,195       746,038          66,239
Value                             $ 3,359,590   $ 7,740,724     $   682,167

FOR THE FISCAL YEAR ENDED
  MARCH 31, 2000
Shares                                622,886     1,289,673         175,086
Value                             $ 5,891,337   $12,534,987     $ 1,646,974

                                              EMD PORTFOLIO
                                  -------------------------------------------
                                     SALES      REPURCHASES     REINVESTMENTS
                                  -----------   -----------     -------------
CLASS B
FOR THE SIX MONTHS ENDED
  SEPTEMBER 30, 2000 (UNAUDITED)
Shares                                 25,427        21,071            4,344
Value                             $   262,767   $   215,648      $    44,467

FOR THE FISCAL YEAR ENDED
  MARCH 31, 2000
Shares                                 80,139        76,062            9,429
Value                             $   748,885   $   718,270      $    87,930

CLASS C
FOR THE SIX MONTHS ENDED
  SEPTEMBER 30, 2000 (UNAUDITED)
Shares                                 81,519        67,036            7,698
Value                             $   830,525   $   688,839      $    78,714

FOR THE FISCAL YEAR ENDED
  MARCH 31, 2000
Shares                                 91,962        81,973           16,549
Value                             $   872,466   $   773,641      $   154,253

CREDIT FACILITY

The Fund has entered into a demand promissory note arrangement with The Chase Manhatten Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 33-1/3% of the value of each Portfolio's assets. However, each Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

In addition, the EMD Portfolio borrowed, for temporary purposes, from its custodian, Brown Brothers Harriman & Co., to cover periodic overdrafts. Such borrowings were at a rate of interest based on the London Interbank Offered Rate (LIBOR) plus 2%.

Each loan is payable on demand or upon termination of this credit facility or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the credit facility during the six months ended September 30, 2000, were as follows:

                       AVERAGE      MAXIMUM      AVERAGE
                         LOAN     LOAN AMOUNTS   INTEREST
PORTFOLIO              BALANCE    OUTSTANDING      RATE
---------              -------    ------------   --------
Income Portfolio       $14,249     $1,788,900      6.89%
High Yield Portfolio     2,093        283,000      7.00
EMD Portfolio           87,793      3,178,522      8.66

The Portfolios had no amounts outstanding under the credit facility at September 30, 2000.

CONCENTRATION OF RISK--HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

CONCENTRATION OF RISK--EMD PORTFOLIO

Investments in emerging markets debt involve special risks. The issuer of the debt of the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the EMD Portfolio may have limited legal recourse in the event of a default.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The EMD Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the EMD Portfolio of any restrictions on investments.

Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the U.S.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In addition, forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. A default on the contract would deprive the EMD Portfolio of unrealized profits or the benefits of a currency hedge may increase transaction costs or force the EMD Portfolio to cover its purchase or sale commitments, if any, at the current market price. The EMD Portfolio will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BSAM.

                  T H E   B E A R   S T E A R N S   F U N D S

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                         EMERGING MARKETS DEBT PORTFOLIO

            RESULTS OF SPECIAL MEETING OF SHAREHOLDERS - (UNAUDITED)

On April 17, 2000, a special meeting of shareholders of The Bear Stearns Funds (the "Fund") was held and the following matters relating to the Portfolios were voted upon:

(1) Election of seven Trustees to serve on the Board of the Fund until their successors are duly elected and qualified.

  TRUSTEE                     FOR            WITHHELD    NON-VOTES
  -------                     ---            --------    ----------
  Peter M. Bren           971,355,317        887,214     20,635,571
  Doni L. Fordyce         971,342,861        899,670     20,635,571
  John S. Levy            971,355,432        887,099     20,635,571
  Michael Minikes         971,354,519        888,012     20,635,571
  M.B. Oglesby, Jr.       971,356,270        886,261     20,635,571
  Robert E. Richardson    971,358,104        884,427     20,635,571
  Robert M. Steinberg     971,346,988        895,543     20,635,571

(2) Ratification of the selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending March 31, 2001.

                              FOR       AGAINST    WITHHELD    NON-VOTES
                              ---       -------   ---------    ----------
                          970,516,805   598,042   1,127,684    20,635,571

(3) Approval, with respect to each Portfolio of the Fund, of an amended and Restated Investment Advisory Agreement.

  PORTFOLIO                   FOR       AGAINST    WITHHELD    NON-VOTES
  ---------                   ---       -------   ---------    ----------
  Income Portfolio        1,106,599      10,276      11,146        77,562
  High Yield Total
    Return Portfolio      7,642,090     134,985     208,919     1,201,789
  Emerging Markets
    Debt Portfolio        2,725,245      23,950      31,850       367,264

(4) Approval with respect to the A, B and C Classes of shares of each Portfolio, of an Amended and Restated Distribution Plan.

  PORTFOLIO                   FOR       AGAINST    WITHHELD    NON-VOTES
  ---------                   ---       -------   ---------    ----------
  Income Portfolio
    Class A                 384,282       7,638        4,237       42,760
    Class B                 160,063         345        4,291       13,874
    Class C                 147,536         489        2,618       19,680
  High Yield Total
   Return Portfolio
    Class A               4,018,228      84,054      115,052      606,026
    Class B               1,913,169      29,543       61,637      432,678
    Class C               1,706,220      17,876       40,215      163,085
  Emerging Markets
   Debt Portfolio
    Class A               2,326,607      19,657       30,370      330,315
    Class B                 163,103          --        1,711        8,033
    Class C                 234,851       3,553        1,193       28,916

(5) Approval, with respect to the Income Portfolio, of a modification of a fundamental policy concerning the issuance of senior securities.

                          FOR        AGAINST      WITHHELD    NON-VOTES
                          ---        -------     ---------   -----------
                          586,918       7,698       42,354       568,613

(6) Approval of amendments to, and a restatement of, the Fund's Declaration of Trust:

(a) To permit the Trustees to reorganize the Fund and any future portfolio without shareholder approval.

                          FOR        AGAINST      WITHHELD    NON-VOTES
                          ---        -------     ---------   -----------
                      593,890,391   3,017,845    1,519,363   394,450,503

(b) To permit the Trustees to reorganize an existing portfolio without shareholder approval.*


   PORTFOLIO              FOR        AGAINST      WITHHELD    NON-VOTES
   ---------              ---        -------     ---------   -----------

  Income Portfolio        582,813      14,282       42,038       566,450
  High Yield Total
    Return Portfolio    2,494,460     342,183      239,282     6,111,858
  Emerging Markets
    Debt Portfolio      1,405,863       2,266       38,637     1,621,543

(c) To permit electronic and telephonic voting (results reported for the Fund).

                          FOR        AGAINST      WITHHELD    NON-VOTES
                          ---        -------     ---------   -----------
                      596,718,281     530,167    1,189,151   394,440,503

(d) To permit the Trustees to amend the Declaration of Trust without shareholder approval (results reported for the Fund).

                          FOR        AGAINST      WITHHELD    NON-VOTES
                          ---        -------     ---------   -----------
                      587,473,031   7,282,190    3,682,378   394,440,503

(e) To convert from share-based to dollar-based voting rights (results reported for the Fund).

                          FOR        AGAINST      WITHHELD    NON-VOTES
                          ---        -------     ---------   -----------
                      591,508,285   5,445,022    1,484,292   394,440,503

--------------------
* This proposal was not passed.